Exhibit 99.1

Pennsylvania Real Estate Investment Trust

QUARTERLY SUPPLEMENTAL DISCLOSURE

December 31, 2005

www.preit.com

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (December 31, 2005)

Table of Contents

Company Information	1

Timeline/Recent Developments	2

Stock Information	3

Shareholder Information	4

Market Capitalization and Capital Resources	5

Balance Sheet—Proportionate Consolidation Method	6

Balance Sheet—Property Type	7

Income Statement—Proportionate Consolidation Method- Quarterly Comparison	8

Income Statement—Proportionate Consolidation Method- Annual Comparison	9

Income Statement—Same Store- Quarterly Comparison	10

Income Statement—Same Store- Annual Comparison	11

Income Statement—Retail Property Type- Quarterly Comparison	12

Income Statement—Retail Property Type- Annual Comparison	13

Earnings per Share	14

Funds From Operations and Funds Available for Distribution	15

Key Ratios	16

Property Debt Schedule	17

Debt Amortization Schedule	19

Debt Analysis	20

Debt Ratios	21

Portfolio Summary—Retail	22

Property Acquisitions/Dispositions- Annual Summary	27

Property Development Summary	28

Property Redevelopment Summary	29

Top Twenty Tenants Schedule	30

Lease Expiration Schedule	31

New Lease/Renewal Summary and Analysis	32

Capital Expenditures	33

Retail Overall- Summary and Occupancy	34

Enclosed Mall- Summary and Occupancy	35

Enclosed Mall- Rent Summary	36

Power Center- Summary and Occupancy	37

Strip Center- Summary and Occupancy	38

RECONCILIATION TO GAAP:

Balance Sheet-Reconciliation to GAAP	39

Income Statement-Reconciliation to GAAP- Quarterly	40

Income Statement-Reconciliation to GAAP- Annual	41

Definitions page	42

THIS QUARTERLY SUPPLEMENTAL DISCLOSURE CONTAINS CERTAIN “FORWARD-LOOKING STATEMENTS” THAT RELATE TO EXPECTATIONS, PROJECTIONS, ANTICIPATED EVENTS, TRENDS AND OTHER MATTERS THAT ARE NOT HISTORICAL FACTS. THESE FORWARD-LOOKING STATEMENTS REFLECT PREIT’S CURRENT VIEWS ABOUT FUTURE EVENTS AND ARE SUBJECT TO RISKS, UNCERTAINTIES AND ASSUMPTIONS THAT MAY CAUSE FUTURE EVENTS, ACHIEVEMENTS OR RESULTS TO DIFFER MATERIALLY FROM THOSE EXPRESSED BY THE FORWARD-LOOKING STATEMENTS. PREIT’S BUSINESS IS SUBJECT TO UNCERTAINTIES REGARDING THE REVENUES, OPERATING EXPENSES, LEASING ACTIVITIES, OCCUPANCY RATES, AND OTHER COMPETITIVE FACTORS RELATING TO PREIT’S PORTFOLIO AND CHANGES IN LOCAL MARKET CONDITIONS AS WELL AS GENERAL ECONOMIC, FINANCIAL AND POLITICAL CONDITIONS, WHICH MAY CAUSE FUTURE EVENTS, ACHIEVEMENTS OR RESULTS TO DIFFER MATERIALLY FROM THOSE EXPRESSED BY THE FORWARD-LOOKING STATEMENTS. PREIT DISCLAIMS ANY DUTY TO UPDATE ANY FORWARD-LOOKING STATEMENTS SET FORTH IN THIS QUARTERLY SUPPLEMENTAL DISCLOSURE TO REFLECT NEW INFORMATION, FUTURE EVENTS OR OTHERWISE. INVESTORS ARE ALSO DIRECTED TO CONSIDER THE RISKS DISCUSSED IN DOCUMENTS PREIT HAS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND, IN PARTICULAR, PREIT’S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2004.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (December 31, 2005)

COMPANY INFORMATION

PENNSYLVANIA REIT

200 South Broad Street, Philadelphia, PA 19102

http://www.preit.com

Pennsylvania Real Estate Investment Trust, founded in 1960 and one of the first equity REITs in the U.S., has a primary investment focus on retail shopping malls and power centers located in the eastern United States. As of December 31, 2005, PREIT’s portfolio consists of 51 retail properties (approximately 34.5 million square feet) in 13 states. PREIT’s portfolio includes 39 shopping malls, 12 strip and power centers and one office property. PREIT is headquartered in Philadelphia, Pennsylvania.

Research Coverage

Company	Analyst	Phone Number
Green Street Advisors	Gregory R. Andrews Ben Yang	(949) 640-8780 (949) 640-8780

JP Morgan	Michael W. Mueller Anthony Paolone Joshua Bederman	(212) 622-6689 (212) 622-6682 (212) 622-6530

Stifel Nicolaus	David M. Fick Nathan Isbee	(410) 539-0000 (410) 454-4143

Lehman Brothers	David Harris Alexander D. Goldfarb	(212) 526-1790 (212) 526-5232

Quarterly Earnings Schedule

PREIT’s quarterly results will be announced in accordance with the following schedule:

Quarter	2006 (1)
First Quarter	5/4/2006
Second Quarter	8/3/2006
Third Quarter	11/2/2006
Fourth Quarter	3/1/2007

(1)	Tentative dates.

To participate in a quarterly conference call, please contact PREIT’s investor relations department at (215) 875-0735.

For additional information, please contact:

Robert McCadden or Nurit Yaron

200 South Broad Street

Philadelphia, PA 19102

Phone (215) 875-0700 Toll Free (866) 875-0700

Fax (215) 546-7311 Email yaronn@preit.com

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (December 31, 2005)

Timeline/Recent Developments

Dividends and Distributions:

February 23, 2006, the Board of Trustees of the Company declared a quarterly cash dividend of $0.57 per common share and a regular quarterly dividend of $1.375 per share on its 11.00% senior preferred shares. PREIT also will pay a previously announced Redemption of Rights of $0.001 per common share. All dividends are payable on March 15, 2006 to shareholders of record on March 1, 2006.

January 13, 2006 PREIT announced the tax status of its dividend distributions for 2005.

Acquisitions, dispositions, development and redevelopment activities:

February 9, 2006 PREIT announced that it had completed the acquisition of approximately 540-acres of land parcels known as Springhills in Gainesville, Florida for $21.5 million.

January 3, 2006 PREIT announced that it had acquired Woodland Mall in Grand Rapids, Michigan for $177.4 million.

December 9, 2005 PREIT announced that it had begun construction of a new retail center anchored by The Home Depot (NYSE:HD) and situated on 43 acres at Route 9 and Sunrise Boulevard in Lacey Township, New Jersey.

November 18, 2005, PREIT and Kravco Simon announced that they have completed the acquisition of Springfield Mall in Springfield, Pennsylvania for approximately $103.5 million. PREIT and Kravco Simon will each have a 50% ownership interest in the property.

Financing activities:

February 15, 2006 PREIT announced that it completed a $90 million financing of Valley Mall in Hagerstown, Maryland.

December 9, 2005 PREIT announced that it had completed the refinancing of Willow Grove Park in Willow Grove, Pennsylvania with a new $160 million first mortgage loan.

October 3, 2005, PREIT completed the refinancing of Cherry Hill Mall in Cherry Hill, NJ with a new $200 million first mortgage loan.

Other activities:

February 15, 2006 PREIT scheduled fourth quarter 2005 conference call on Thursday, March 2, 2006.

December 15, 2005, PREIT announced that its Board of Trustees appointed M. Walter D’Alessio as a new trustee of PREIT. Mr. D’Alessio will serve on the Board until PREIT’s next Annual Meeting of Shareholders, at which time he will appear on the ballot with the other Class B trustees for election to a three year term.

October 31, 2005 PREIT announced that its Board of Trustees had authorized a program to repurchase up to $100 million of the Company’s common shares. The program will be in effect until the end of 2007, subject to the Company’s authority to terminate the program earlier.

October 31, 2005 PREIT announced its results for the third quarter and nine months ended September 30, 2005, and its 2006 guidance.

NOTE: The press releases are available on the Company’s website at www.preit.com.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (December 31, 2005)

Stock Information

PREIT’s common stock trades on the New York Stock Exchange (symbol: PEI).

PREIT’s preferred stock trades on the New York Stock Exchange (symbol: PEIPRA).

	Year 2005	QUARTERS 2005				Year 2004	Quarter 2004 December	Year 2003
		December	September	June	March
Stock Information
High Price	$50.20	$42.60	$50.20	$48.10	$43.21	$43.70	$43.70	$36.30
Low Price	$35.24	$35.24	$39.60	$39.66	$38.91	$30.25	$38.66	$24.70
Close	$37.36	$37.36	$42.18	$47.50	$40.32	$42.80	$42.80	$36.30
Average Daily Trading Volume	209,537	345,222	165,764	119,916	146,698	161,659	123,000	109,892
Shares Outstanding and Market Value Information
Common Shares Outstanding	36,520,715	36,520,715	36,714,465	36,511,624	36,474,699	36,272,162	36,272,162	35,544,265
O.P. Units	4,155,921	4,155,921	4,499,800	4,686,418	4,686,418	4,413,559	4,413,559	3,691,516

Total Shares Outstanding	40,676,636	40,676,636	41,214,265	41,198,042	41,161,117	40,685,721	40,685,721	39,235,781

Weighted Average of Common Shares	36,089,870	36,210,394	36,148,847	36,024,984	35,972,274	35,609,350	35,818,787	20,389,577
Weighted Average of O.P. Units	4,580,421	4,460,657	4,592,689	4,686,418	4,583,338	4,183,059	4,425,874	2,303,449

Weighted Average Common Shares and O.P. Units	40,670,291	40,671,051	40,741,536	40,711,402	40,555,612	39,792,409	40,244,661	22,693,026

Preferred Shares, Nominal Value	$123,750,000	$123,750,000	$123,750,000	$123,750,000	$123,750,000	$123,750,000	$123,750,000	$123,750,000
Market Value of Shares (based on closing price)	$1,643,429,121	$1,643,429,121	$1,862,167,698	$2,080,656,995	$1,783,366,237	$1,865,098,859	$1,865,098,859	$1,548,008,850
Distribution Information for Common Shares
Dividend per share	$2.250	$0.570	$0.570	$0.570	$0.540	$2.160	$0.540	$2.070
Annualized Dividend Yield (1)	6.0%	6.1%	5.4%	4.8%	5.4%	5.0%	5.0%	5.7%
Capital Gain Pre-May 6	$—	$—	$—	$—	$—	$0.026	$0.026	$0.096
Capital Gain Post-May 5	$—	$—	$—	$—	$—	$—	$—	$0.213
Section 1250 Gain	$—	$—	$—	$—	$—	$0.026	$0.026	$0.480
Return of Capital/Non-Taxable	$0.175	$0.044	$0.044	$0.044	$0.043	$0.517	$0.182	$0.085
Qualified 5 Year Gain (incl. in cap. Gain)	$—	$—	$—	$—	$—	$—	$—	$—
Ordinary Income	$2.075	$0.526	$0.526	$0.526	$0.497	$1.617	$0.332	$1.196

(1)	Based on closing stock price for the period.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (December 31, 2005)

Shareholder Information

12/31/2005
Ten Largest Institutional Shareholders:
Common Shares Held (1)
Barclays Global Investors	3,556,200
J.P Morgan Investment Management Inc. (NY)	2,430,231
Vanguard Group, Inc.	1,827,363
ING Clarion Real Estate Securities	1,769,153
RREEF Real Estate Securities Advisers, L.P.	1,519,683
Fidelity Management & Research	1,421,200
LaSalle Investment Management Securities, L.P.	1,067,417
State Street Global Advisors	793,758
Neuberger Berman, LLC	675,675
Cohen & Steers Capital Management, Inc.	666,700

TOTAL of Ten Largest Institutional:	15,727,380
TOTAL of all Institutional Holders:	25,620,533
Ten Largest as % of Total Institutional:	61.4%

(1)	Based on 13F filings as of 12/31/05 or most recent filings.

	12/31/2005	12/31/2004	% of 12/31/2005 total
Breakdown of Share & Unit Ownership:
Shares Held
Institutional (1)	25,620,533	21,655,541	63.0%
Retail (2)	9,480,453	14,796,395	23.3%
Insiders (3)	5,575,650	4,233,785	13.7%

TOTAL	40,676,636	40,685,721	100.0%

(1)	Based on 13F filings as of 12/31/05 or most recent filings.

(2)	Retail ownership equals total shares outstanding minus institutional and insider ownership as of 4/1/05. Refer to our proxy, to be filed no later than April 30, 2006.

(3)	Insider holdings as of 4/1/05. (Shares and O.P. Units only. Excludes 433,865 exercisable options and 460,014 shares of unvested restricted stock).

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (December 31, 2005)

MARKET CAPITALIZATION

	December 31, 2005	September 30, 2005	June 30, 2005	March 31, 2005	December 31, 2004	December 31, 2003
EQUITY CAPITALIZATION
Common Shares Outstanding	36,520,715	36,714,465	36,511,624	36,474,699	36,272,162	35,544,265
O.P. Units Outstanding	4,155,921	4,499,800	4,686,418	4,686,418	4,413,559	3,691,516

TOTAL Shares and O.P. Units	40,676,636	41,214,265	41,198,042	41,161,117	40,685,721	39,235,781
Market Price (at end of period)	$37.36	$42.18	$47.50	$40.32	$42.80	$36.30
Preferred Shares, Nominal Value	$123,750,000	$123,750,000	$123,750,000	$123,750,000	$123,750,000	$123,750,000
Equity Market Capitalization	$1,643,429,121	$1,862,167,698	$2,080,656,995	$1,783,366,237	$1,865,098,859	$1,548,008,850
DEBT CAPITALIZATION
Unsecured Debt Balance (1)	$436,900,000	$276,000,000	$431,000,000	$402,000,000	$271,000,000	$170,000,000
Secured Debt Balance	1,523,745,400	1,442,536,218	1,284,981,735	1,307,545,347	1,326,127,000	1,396,262,538

Debt Capitalization	$1,960,645,400	$1,718,536,218	$1,715,981,735	$1,709,545,347	$1,597,127,000	$1,566,262,538

TOTAL MARKET CAPITALIZATION	$3,604,074,521	$3,580,703,916	$3,796,638,730	$3,492,911,584	$3,462,225,859	$3,114,271,388

Preferred Shares/Total Market Capitalization	3.4%	3.5%	3.3%	3.5%	3.6%	4.0%
Shares and O.P. Units/Total Market Capitalization	42.2%	48.5%	51.5%	47.5%	50.3%	45.7%
Debt Capitalization/Total Market Capitalization	54.4%	48.0%	45.2%	48.9%	46.1%	50.3%
Equity Capitalization/Total Market Capitalization	45.6%	52.0%	54.8%	51.1%	53.9%	49.7%
Unsecured Debt Balance/Total Debt	22.3%	16.1%	25.1%	23.5%	17.0%	10.9%

CAPITAL RESOURCES

	December 31, 2005	September 30, 2005	June 30, 2005	March 31, 2005	December 31, 2004	December 31, 2003
Cash on Hand	$25,828,011	$32,012,926	$30,308,297	$34,378,813	$45,949,300	$46,883,041
Line of Credit Capacity (2)	$500,000,000	$500,000,000	$500,000,000	$500,000,000	$500,000,000	$500,000,000
Amount Used (includes letters of credit)	(352,985,396)	(289,335,396)	(448,985,396)	(410,054,533)	(279,054,533)	(170,500,000)

Available LOC (3)	$147,014,604	$210,664,604	$51,014,604	$89,945,467	$220,945,467	$329,500,000
Shelf Registration	$1,000,000,000	$1,000,000,000	$1,000,000,000	$1,000,000,000	$1,000,000,000	$1,000,000,000
Amount Used	(344,146,042)	(344,146,042)	(344,146,042)	(344,146,042)	(344,146,042)	(344,146,042)

Available Shelf	$655,853,958	$655,853,958	$655,853,958	$655,853,958	$655,853,958	$655,853,958

TOTAL CAPITAL RESOURCES	$828,696,573	$898,531,488	$737,176,859	$780,178,238	$922,748,725	$1,032,236,999

(1)	The unsecured debt balance for the period ended December 31, 2005 includes $94,400,000 of corporate notes payable.

(2)	The unsecured credit facility established in November 2003 and amended in January 2005 gives PREIT the ability to increase the facility to $650 million under prescribed conditions.

(3)	The available line of credit is subject to covenants that may restrict amounts that can be borrowed.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (December 31, 2005)

BALANCE SHEET(1)

(Proportionate consolidation method)

	December 31, 2005				December 31, 2004
	Consolidated Entities	PREIT’s share of Unconsolidated Partnerships (1)	Corporate	TOTAL	Consolidated Entities	PREIT’s share of Unconsolidated Partnerships (1)	Corporate	TOTAL
ASSETS
Investments in real estate, at cost
Retail properties (2)	$2,815,843,068	$169,300,611	$—	$2,985,143,679	$2,518,364,388	$131,343,981	$—	$2,649,708,369
Office/industrial properties	1,504,307	—	—	1,504,307	2,504,211	—	—	2,504,211
Land held for development	5,615,744	—	—	5,615,744	9,862,704	—	—	9,862,704
Construction in progress	55,368,040	2,220,602	—	57,588,642	10,952,450	2,542,307	—	13,494,757

TOTAL INVESTMENTS IN REAL ESTATE	2,878,331,159	171,521,213	—	3,049,852,372	2,541,683,753	133,886,288	—	2,675,570,041
Accumulated depreciation	(220,788,156)	(32,459,101)	—	(253,247,257)	(150,885,609)	(34,023,363)	—	(184,908,972)

Net real estate	2,657,543,003	139,062,112	—	2,796,605,115	2,390,798,144	99,862,925	—	2,490,661,069

Other assets:
Cash and cash equivalents	15,902,499	4,186,114	5,739,398	25,828,011	25,096,539	5,609,103	15,243,658	45,949,300
Rents and other receivables	39,096,218	11,406,791	7,395,426	57,898,435	27,286,042	11,328,239	4,691,167	43,305,448
Other assets held for sale (2)	7,948,349	—	—	7,948,349	6,837,914	—	—	6,837,914
Intangible assets	161,765,833	—	11,828,562	173,594,395	159,804,366	—	12,045,312	171,849,678
Deferred costs, prepaid taxes & exp. & other assets	44,884,357	12,151,373	24,906,692	81,942,422	42,573,601	7,550,568	19,782,031	69,906,200

TOTAL OTHER ASSETS	269,597,256	27,744,278	49,870,078	347,211,612	261,598,462	24,487,910	51,762,168	337,848,540

TOTAL ASSETS	2,927,140,259	166,806,390	49,870,078	3,143,816,727	2,652,396,606	124,350,835	51,762,168	2,828,509,609

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Mortgage notes payable	1,349,179,500	134,500,192	—	1,483,679,692	1,162,479,171	107,513,205	—	1,269,992,376
Mortgage debt premium	40,065,708	—	—	40,065,708	56,134,624	—	—	56,134,624
Bank loans payable	—	—	342,500,000	342,500,000	—	—	271,000,000	271,000,000
Notes payable	—	—	94,400,000	94,400,000	—	—	—	—
Liabilities related to assets held for sale	1,118,865	—	—	1,118,865	1,156,442	—	—	1,156,442
Other liabilities	58,261,404	4,123,314	24,471,783	86,856,501	50,292,594	3,351,797	40,146,857	93,791,248

TOTAL LIABILITIES	1,448,625,477	138,623,506	461,371,783	2,048,620,766	1,270,062,831	110,865,002	311,146,857	1,692,074,690

Minority interest	3,016,253	—	115,303,996	118,320,249	3,584,992	—	128,383,925	131,968,917

Shareholders’ equity:
Shares of beneficial interest at $1 par	—	—	36,520,715	36,520,715	—	—	36,272,160	36,272,160
Preferred shares at $0.01 par	—	—	24,750	24,750	—	—	24,750	24,750
Capital contributed in excess of par	—	—	912,798,152	912,798,152	—	—	899,506,128	899,506,128
Restricted stock	—	—	(13,359,486)	(13,359,486)	—	—	(7,736,812)	(7,736,812)
Accumulated other comprehensive income (loss)	—	—	4,376,594	4,376,594	—	—	(1,821,457)	(1,821,457)
Retained earnings	—	—	36,514,987	36,514,987	—	—	78,221,233	78,221,233

TOTAL SHAREHOLDERS’ EQUITY	—	—	976,875,712	976,875,712	—	—	1,004,466,002	1,004,466,002

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$1,451,641,730	$138,623,506	$1,553,551,491	$3,143,816,727	$1,273,647,823	$110,865,002	$1,443,996,784	$2,828,509,609

(1)	Includes PREIT’s proportionate share of partnership assets and liabilities “grossed up” to reflect the Company’s share of the total assets and liabilities of the underlying properties. The consolidated financial statements, which are presented in accordance with GAAP, reflect only the Company’s equity in these properties.

(2)	Investment in real estate as of December 31, 2005 and December 31, 2004 includes $8,267,586 and $8,108,066, respectively, relating to the assets held for sale. Other assets held for sale represents intangible assets and current assets of these properties.

NOTE: A reconciliation of the proportionate consolidation method to GAAP is included on pages 39 to 41.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (December 31, 2005)

BALANCE SHEET (1)

(Property Type)

	December 31, 2005					December 31, 2004
	Malls	Power and Strip Centers	Total Retail	Corporate and Other Properties	Total	Malls	Power and Strip Centers	Total Retail	Corporate and Other Properties	Total
ASSETS
Investments in real estate, at cost (2)	$2,720,316,880	$287,218,766	$3,007,535,646	$42,316,726	$3,049,852,372	$2,344,341,323	$317,355,625	$2,661,696,948	$13,873,093	$2,675,570,041
Accumulated depreciation	(201,175,738)	(52,071,519)	(253,247,257)	—	(253,247,257)	(135,017,071)	(47,764,970)	(182,782,041)	(2,126,931)	(184,908,972)

Net Real Estate	2,519,141,142	235,147,247	2,754,288,389	42,316,726	2,796,605,115	2,209,324,252	269,590,655	2,478,914,907	11,746,162	2,490,661,069
Other assets:
Cash	16,288,437	3,673,619	19,962,056	5,865,955	25,828,011	26,115,513	4,590,129	30,705,642	15,243,658	45,949,300
Rents and other receivables	35,697,869	14,805,140	50,503,009	7,395,426	57,898,435	24,596,557	14,021,952	38,618,509	4,686,939	43,305,448
Other assets held for sale	7,860,728	87,162	7,947,890	459	7,948,349	6,837,914	—	6,837,914	—	6,837,914
Intangible assets	161,765,833	—	161,765,833	11,828,562	173,594,395	159,804,366	—	159,804,366	12,045,312	171,849,678
Other assets, net	38,908,502	12,002,753	50,911,255	31,031,167	81,942,422	27,779,353	9,791,194	37,570,547	32,335,653	69,906,200

Total other assets	260,521,369	30,568,674	291,090,043	56,121,569	347,211,612	245,133,703	28,403,275	273,536,978	64,311,562	337,848,540

TOTAL ASSETS	2,779,662,511	265,715,921	3,045,378,432	98,438,295	3,143,816,727	2,454,457,955	297,993,930	2,752,451,885	76,057,724	2,828,509,609

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Mortgage notes payable	1,393,726,570	89,953,122	1,483,679,692	—	1,483,679,692	1,165,736,877	104,255,499	1,269,992,376	—	1,269,992,376
Mortgage debt premium	39,093,748	971,960	40,065,708	—	40,065,708	54,794,532	1,340,092	56,134,624	—	56,134,624
Bank loans payable	—	—	—	342,500,000	342,500,000	—	—	—	271,000,000	271,000,000
Notes payable	—	—	—	94,400,000	94,400,000	—	—	—	—	—
Liabilities related to assets held for sale	1,093,991	3,545	1,097,536	21,329	1,118,865	1,156,442	—	1,156,442	—	1,156,442
Other liabilities	49,531,442	4,014,426	53,545,868	33,310,633	86,856,501	44,391,004	5,723,480	50,114,484	43,676,764	93,791,248

TOTAL LIABILITIES	1,483,445,751	94,943,053	1,578,388,804	470,231,962	2,048,620,766	1,266,078,855	111,319,071	1,377,397,926	314,676,764	1,692,074,690

Minority interest	3,016,253	—	3,016,253	115,303,996	118,320,249	3,584,992	—	3,584,992	128,383,925	131,968,917

Shareholders’ equity:
Shares of beneficial interest at $1 par	—	—	—	36,520,715	36,520,715	—	—	—	36,272,160	36,272,160
Preferred shares at $0.01 par	—	—	—	24,750	24,750	—	—	—	24,750	24,750
Capital contributed in excess of par	—	—	—	912,798,152	912,798,152	—	—	—	899,506,128	899,506,128
Restricted stock	—	—	—	(13,359,486)	(13,359,486)	—	—	—	(7,736,812)	(7,736,812)
Accumulated other comprehensive income (loss)	—	—	—	4,376,594	4,376,594	—	—	—	(1,821,457)	(1,821,457)
Retained earnings	—	—	—	36,514,987	36,514,987	—	—	—	78,221,233	78,221,233

TOTAL SHAREHOLDERS’ EQUITY	—	—	—	976,875,712	976,875,712	—	—	—	1,004,466,002	1,004,466,002

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$1,486,462,004	$94,943,053	$1,581,405,057	$1,562,411,670	$3,143,816,727	$1,269,663,847	$111,319,071	$1,380,982,918	$1,447,526,691	$2,828,509,609

(1)	Includes PREIT’s proportionate share of partnership assets and liabilities “grossed up” to reflect the Company’s share of the total assets and liabilities of the underlying properties. The consolidated financial statements, which are presented in accordance with GAAP, reflect only the Company’s equity in these properties.

(2)	Investment in real estate as of December 31, 2005 and December 31, 2004 includes $8,267,586 and $8,108,066, respectively, relating to the assets held for sale. Other assets held for sale represents intangible assets and other assets of these properties.

NOTE: A reconciliation of the proportionate consolidation method to GAAP is included on pages 39 to 41.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (December 31, 2005)

INCOME STATEMENT (1)

QUARTERLY COMPARISON

(Proportionate consolidation method)

	Three months ended December 31, 2005								Three months ended December 31, 2004
	Consolidated properties		PREIT’s share of unconsolidated partnerships(1)		Corporate and other		Total	TOTAL % CHANGE	Consolidated properties		PREIT’s share of unconsolidated partnerships(1)		Corporate and other		Total
Real estate revenues:
Base rents	$73,287,668		$5,554,193		$—		$78,841,861	5.0%	$69,725,658		$5,380,110		$—		$75,105,768
Straight line rent	1,083,118		84,464		—		1,167,582	-15.1%	1,312,651		62,109		—		1,374,760
Percentage rents	4,458,125		150,590		—		4,608,715	-2.9%	4,618,507		126,665		—		4,745,172
Expense reimbursements	32,110,187		1,975,439		—		34,085,626	14.9%	27,934,268		1,723,062		—		29,657,330
Lease termination revenue	587,298		(35,846)		—		551,452	-56.0%	1,252,868		—		—		1,252,868
Other real estate revenues	7,544,990		304,459		—		7,849,449	8.2%	6,999,260		258,452		—		7,257,712

TOTAL REAL ESTATE REVENUES	119,071,386	94%	8,033,299	6%	—	—	127,104,685	6.5%	111,843,212	94%	7,550,398	6%	—	—	119,393,610

Property operating expenses:
CAM and real estate taxes	(30,463,304)		(1,316,789)		—		(31,780,093)	14.0%	(26,215,237)		(1,657,812)		—		(27,873,049)
Utilities	(5,876,499)		48,974		—		(5,827,525)	29.8%	(4,630,750)		139,784		—		(4,490,966)
Other property operating expenses	(9,628,745)		(1,290,936)		—		(10,919,681)	16.2%	(8,707,944)		(692,592)		—		(9,400,536)
															—

TOTAL PROPERTY OPERATING EXPENSES	(45,968,548)	95%	(2,558,751)	5%	—	—	(48,527,299)	16.2%	(39,553,931)	95%	(2,210,620)	5%	—	—	(41,764,551)

NET OPERATING INCOME	73,102,838	93%	5,474,548	7%	—	—	78,577,386	1.2%	72,289,281	93%	5,339,778	7%	—	—	77,629,059
Management company revenue	—		—		1,912,627		1,912,627	-18.0%	—		—		2,331,728		2,331,728
Interest and other income	—		—		310,511		310,511	92.5%	—		—		161,323		161,323
Other:
General and administrative expenses	—		—		(8,890,316)		(8,890,316)	-13.2%	—		—		(10,241,548)		(10,241,548)
Income taxes	(78,162)		—		—		(78,162)	N/A	—		—		—		—

Earnings before interest, taxes, depreciation and amortization (EBITDA)	73,024,676		5,474,548		(6,667,178)		71,832,046	2.8%	72,289,281		5,339,778		(7,748,497)		69,880,562

Interest expense	(18,187,198)		(2,130,646)		(3,039,708)		(23,357,552)	12.0%	(16,880,514)		(2,083,405)		(1,890,539)		(20,854,458)
Depreciation and amortization	(28,669,941)		(1,295,366)		(441,844)		(30,407,151)	11.0%	(24,549,304)		(2,558,956)		(285,982)		(27,394,242)

OTHER EXPENSES	(46,857,139)		(3,426,012)		(3,481,552)		(53,764,703)	11.4%	(41,429,818)		(4,642,361)		(2,176,521)		(48,248,700)

Gains on sales of interests in real estate	—		1,389,919		—		1,389,919	N/A	—		(45,001)		—		(45,001)

Income before minority interest	26,167,537		3,438,455		(10,148,730)		19,457,262	-9.9%	30,859,463		652,416		(9,925,018)		21,586,861

Minority interest	(51,561)		—		(2,050,708)		(2,102,269)	-17.0%	(66,183)		—		(2,466,827)		(2,533,010)

TOTAL CONTINUING OPERATIONS	26,115,976		3,438,455		(12,199,438)		17,354,993	-8.9%	30,793,280		652,416		(12,391,845)		19,053,851

Discontinued Operations:
Minority interest	—		—		(338,406)		(338,406)	-405.8%	1,283		—		109,365		110,648
Gains on sales of discontinued operations	2,422,136		—		—		2,422,136	N/A	—		—		—		—

TOTAL DISCONTINUED OPERATIONS	2,422,136		—		(338,406)		2,083,730	1783.2%	1,283		—		109,365		110,648

NET INCOME	$28,538,112		$3,438,455		$(12,537,844)		$19,438,723	1.4%	$30,794,563		$652,416		$(12,282,480)		$19,164,499

(1)	Includes PREIT’s proportionate share of partnership investments “grossed up” to reflect the Company’s share of the total revenues and expenses of the underlying properties.

NOTE: A reconciliation of the proportionate consolidation method to GAAP is included on pages 39 to 41.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (December 31, 2005)

INCOME STATEMENT (1)

ANNUAL COMPARISON

(Proportionate consolidation method)

	Twelve months ended December 31, 2005								Twelve months ended December 31, 2004
	Consolidated properties		PREIT’s share of unconsolidated partnerships(1)		Corporate and other		Total	TOTAL % CHANGE	Consolidated properties		PREIT’s share of unconsolidated partnerships(1)		Corporate and other		Total
Real estate revenues:
Base rents	$272,745,555		$20,780,246		$—		$293,525,801	2.3%	$265,787,460		$21,001,930		$—		$286,789,390
Straight line rent	4,266,077		108,101		—		4,374,178	-16.1%	5,098,086		113,878		—		5,211,964
Percentage rents	10,432,204		246,607		—		10,678,811	2.0%	10,152,341		314,402		—		10,466,743
Expense reimbursements	126,169,097		6,700,686		—		132,869,783	4.4%	120,885,008		6,365,863		—		127,250,871
Lease termination revenue	2,785,075		512,483		—		3,297,558	-16.6%	3,953,471		—		—		3,953,471
Other real estate revenues	16,939,892		705,146		—		17,645,038	4.8%	16,147,305		697,021		—		16,844,326

TOTAL REAL ESTATE REVENUES	433,337,900	94%	29,053,269	6%	—	—	462,391,169	2.6%	422,023,671	94%	28,493,094	6%	—	—	450,516,765

Property Operating Expenses:
CAM and real estate taxes	(116,144,146)		(5,830,058)		—		(121,974,204)	5.8%	(109,310,252)		(5,991,981)		—		(115,302,233)
Utilities	(23,479,141)		(268,631)		—		(23,747,772)	4.3%	(22,310,283)		(460,944)		—		(22,771,227)
Other property operating expenses	(26,524,799)		(2,732,307)		—		(29,257,106)	0.0%	(26,932,381)		(2,336,235)		—		(29,268,616)

TOTAL PROPERTY OPERATING EXPENSES	(166,148,086)	95%	(8,830,996)	5%	—	—	(174,979,082)	4.6%	(158,552,916)	95%	(8,789,160)	5%	—	—	(167,342,076)

NET OPERATING INCOME	267,189,814	93%	20,222,273	7%	—	—	287,412,087	1.5%	263,470,755	93%	19,703,934	7%	—	—	283,174,689
Management company revenue	—		—		3,956,046		3,956,046	-25.0%	—		—		5,276,556		5,276,556
Interest and other income	—		—		1,047,632		1,047,632	2.0%	—		—		1,027,016		1,027,016
Other:
General and administrative	—		—		(36,723,338)		(36,723,338)	-14.7%	—		—		(43,032,865)		(43,032,865)
Income taxes	(597,141)		—		—		(597,141)	N/A	—		—		—		—

Earnings before interest, taxes, depreciation and amortization (EBITDA)	266,592,673		20,222,273		(31,719,660)		255,095,286	3.5%	263,470,755		19,703,934		(36,729,293)		246,445,396

Interest expense	(68,556,941)		(8,165,858)		(14,590,648)		(91,313,447)	9.3%	(68,044,768)		(8,316,640)		(7,190,486)		(83,551,894)
Depreciation and amortization	(108,838,660)		(4,581,995)		(1,597,132)		(115,017,787)	11.6%	(96,379,792)		(5,780,885)		(931,325)		(103,092,002)

OTHER EXPENSES	(177,395,601)		(12,747,853)		(16,187,780)		(206,331,234)	10.5%	(164,424,560)		(14,097,525)		(8,121,811)		(186,643,896)

Gains on sales of interests in real estate	628,421		9,482,080		—		10,110,501	581.2%	—		1,484,182		—		1,484,182

Income before minority interest	89,825,493		16,956,500		(47,907,440)		58,874,553	-3.9%	99,046,195		7,090,591		(44,851,104)		61,285,682

Minority interest	(178,581)		—		(6,205,301)		(6,383,882)	1.7%	(611,173)		—		(5,665,147)		(6,276,320)

TOTAL CONTINUING OPERATIONS	89,646,912		16,956,500		(54,112,741)		52,490,671	-4.6%	98,435,022		7,090,591		(50,516,251)		55,009,362

Discontinued Operations:
Minority interest	(33)		—		(1,020,013)		(1,020,046)	51.8%	(18,426)		—		(653,327)		(671,753)
Gains/(adjustment to gains) on sales of discontinued operations	6,158,550		—		—		6,158,550	N/A	—		—		(550,000)		(550,000)

TOTAL DISCONTINUED OPERATIONS	6,158,517		—		(1,020,013)		5,138,504	N/A	(18,426)		—		(1,203,327)		(1,221,753)

NET INCOME	$95,805,429		$16,956,500		$(55,132,754)		$57,629,175	7.1%	$98,416,596		$7,090,591		$(51,719,578)		$53,787,609

(1)	Includes PREIT’s proportionate share of partnership investments “grossed up” to reflect the Company’s share of the total revenues and expenses of the underlying properties.

NOTE: A reconciliation of the proportionate consolidation method to GAAP is included on pages 39 to 41.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (December 31, 2005)

SAME STORE QUARTERLY COMPARISON(1)

	Three months ended December 31, 2005										Three months ended December 31, 2004
	TOTAL	SAME		NEW		DIVEST		OTHER		% Change Same Store	TOTAL	SAME		NEW		DIVEST		OTHER
Real estate revenues:
Base rents	$78,841,861	$72,085,790		$6,461,682		$248,400		$45,989		-1.3%	$75,105,768	$73,007,673		$1,037,776		$965,924		$94,395
Straight line rent	1,167,582	979,846		184,535		3,201		—		-27.6%	1,374,760	1,352,466		26,306		(4,012)		—
Percentage rents	4,608,715	4,304,413		305,027		(725)		—		-11.2%	4,745,172	4,848,991		2,141		(105,960)		—
Expense reimbursements	34,085,626	31,434,235		2,525,900		125,491		—		7.4%	29,657,330	29,254,840		392,851		1,346		8,293
Lease termination revenue	551,452	478,952		72,500		—		—		-61.8%	1,252,868	1,252,868		(11,956)		11,956		—
Other real estate revenues	7,849,449	7,096,231		749,821		3,397		—		-0.6%	7,257,712	7,136,041		65,332		56,339		—

TOTAL REAL ESTATE REVENUES	127,104,685	116,379,467	92%	10,299,465	8%	379,764	—	45,989	—	-0.4%	119,393,610	116,852,879	98%	1,512,450	1%	925,593	—	102,688	—

Property operating expenses:
CAM and real estate taxes	(31,780,093)	(28,540,225)		(3,110,615)		(126,871)		(2,382)		5.9%	(27,873,049)	(26,959,631)		(461,190)		(439,435)		(12,793)
Utilities	(5,827,525)	(5,723,126)		(100,915)		(3,484)		—		26.9%	(4,490,966)	(4,510,779)		(6,538)		26,351		—
Other property operating expenses	(10,919,681)	(9,653,537)		(1,240,854)		(18,560)		(6,730)		4.6%	(9,400,536)	(9,224,873)		(150,533)		(23,408)		(1,722)

TOTAL PROPERTY OPERATING EXPENSES	(48,527,299)	(43,916,888)	90%	(4,452,384)	9%	(148,915)	—	(9,112)	—	7.9%	(41,764,551)	(40,695,283)	97%	(618,261)	1%	(436,492)	1%	(14,515)	—

NET OPERATING INCOME	78,577,386	72,462,579	92%	5,847,081	7%	230,849	—	36,877	—	-4.9%	77,629,059	76,157,596	98%	894,189	1%	489,101	—	88,173	—
Management company revenue	1,912,627	—		—		—		1,912,627		N/A	2,331,728	—		—		—		2,331,728
Interest and other income	310,511	—		—		—		310,511		N/A	161,323	—		—		—		161,323
General and administrative expenses	(8,890,316)	—		—		—		(8,890,316)		N/A	(10,241,548)	—		—		—		(10,241,548)
Income taxes	(78,162)	(78,162)		—		—		—		N/A	—	—		—		—		—
Interest expense	(23,357,552)	(19,338,042)		(979,802)		—		(3,039,708)		2.8%	(20,854,458)	(18,818,833)		—		(145,086)		(1,890,539)
Depreciation and amortization	(30,407,151)	(27,055,849)		(2,845,599)		(63,859)		(441,844)		2.2%	(27,394,242)	(26,485,866)		(411,297)		(198,557)		(298,522)

OTHER	(60,510,043)	(46,472,053)		(3,825,401)		(63,859)		(10,148,730)		2.6%	(55,997,197)	(45,304,699)		(411,297)		(343,643)		(9,937,558)

Gains on sales of interests in real estate	3,812,055	—		—		2,348,101		1,463,954		N/A	(45,001)	—		—		(45,001)		—

Income before minority interest	21,879,398	25,990,526		2,021,680		2,515,091		(8,647,899)		-15.8%	21,586,861	30,852,897		482,892		100,457		(9,849,385)

Minority interest	(2,440,675)	(51,561)		—		—		(2,389,114)		-22.1%	(2,422,362)	(66,183)		—		1,283		(2,357,462)

NET INCOME	$19,438,723	$25,938,965		$2,021,680		$2,515,091		$(11,037,013)		-15.7%	$19,164,499	$30,786,714		$482,892		$101,740		$(12,206,847)

(1)	Includes PREIT’s proportionate share of partnership investments “grossed up” to reflect the Company’s share of the total revenues and expenses of the underlying properties.

NOTE: A reconciliation of the proportionate consolidation method to GAAP is included on pages 39 to 41.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (December 31, 2005)

SAME STORE ANNUAL COMPARISON(1)

	Twelve months ended December 31, 2005										Twelve months ended December 31, 2004
	TOTAL	SAME		NEW		DIVEST		OTHER		% Change Same Store	TOTAL	SAME		NEW		DIVEST		OTHER
Real estate revenue:
Base rents	$293,525,801	$264,555,103		$26,302,467		$2,280,870		$387,361		-0.7%	$286,789,390	$266,338,372		$4,416,972		$15,684,183		$349,863
Straight line rent	4,374,178	3,497,726		893,055		(16,603)		—		-28.9%	5,211,964	4,922,122		181,947		107,895		—
Percentage rents	10,678,811	9,854,540		792,547		31,724		—		-0.6%	10,466,743	9,914,364		249,531		302,848		—
Expense reimbursements	132,869,783	121,493,936		10,640,250		707,781		27,816		1.3%	127,250,871	119,989,836		1,367,018		5,849,404		44,613
Lease termination revenue	3,297,558	2,280,072		84,500		932,986		—		-42.3%	3,953,471	3,953,471		—		—		—
Other real estate revenues	17,645,038	15,885,525		1,732,529		26,984		—		-0.3%	16,844,326	15,926,791		194,519		723,016		—

TOTAL REAL ESTATE REVENUES	462,391,169	417,566,902	90%	40,445,348	9%	3,963,742	1%	415,177	—	-0.8%	450,516,765	421,044,956	93%	6,409,987	1%	22,667,346	5%	394,476	—

Property operating expenses:
CAM and real estate taxes	(121,974,204)	(109,144,353)		(11,767,181)		(1,022,711)		(39,959)		3.9%	(115,302,233)	(105,086,527)		(1,490,844)		(8,680,049)		(44,813)
Utilities	(23,747,772)	(22,611,394)		(1,105,828)		(30,550)		—		8.9%	(22,771,227)	(20,759,785)		(550,201)		(1,461,241)		—
Other property operating expenses	(29,257,106)	(24,738,841)		(4,362,463)		(141,724)		(14,078)		-7.8%	(29,268,616)	(26,840,246)		(573,912)		(1,846,657)		(7,801)

TOTAL PROPERTY OPERATING EXPENSES	(174,979,082)	(156,494,588)	89%	(17,235,472)	10%	(1,194,985)	1%	(54,037)	—	2.5%	(167,342,076)	(152,686,558)	91%	(2,614,957)	2%	(11,987,947)	7%	(52,614)	—

NET OPERATING INCOME	287,412,087	261,072,314	91%	23,209,876	8%	2,768,757	1%	361,140	—	-2.7%	283,174,689	268,358,398	95%	3,795,030	1%	10,679,399	4%	341,862	—
Management company revenue	3,956,046	—		—		—		3,956,046		N/A	5,276,556	—		—		—		5,276,556
Interest and other income	1,047,632	—		—		—		1,047,632		N/A	1,027,016	—		—		—		1,027,016
General and administrative expenses	(36,723,338)	—		—		—		(36,723,338)		N/A	(43,032,865)	—		—		—		(43,032,865)
Income taxes	(597,141)	(451,608)		(145,533)		—		—		N/A	—	—		—		—		—
Interest expense	(91,313,447)	(73,548,489)		(2,809,331)		(364,979)		(14,590,648)		-0.8%	(83,551,894)	(74,158,721)		—		(2,202,687)		(7,190,486)
Depreciation and amortization	(115,017,787)	(102,012,684)		(10,779,030)		(616,401)		(1,609,672)		2.1%	(103,092,002)	(99,893,860)		(1,268,022)		(948,635)		(981,485)

OTHER	(238,648,035)	(176,012,781)		(13,733,894)		(981,380)		(47,919,980)		1.1%	(223,373,189)	(174,052,581)		(1,268,022)		(3,151,322)		(44,901,264)

Gains on sales of interests in real estate	16,269,051	628,422		—		7,440,261		8,200,368		N/A	934,182	—		—		1,484,182		(550,000)

Income before minority interest	65,033,103	85,687,955		9,475,982		9,227,638		(39,358,472)		-9.1%	60,735,682	94,305,817		2,527,008		9,012,259		(45,109,402)

Minority interest	(7,403,928)	(178,581)		—		(33)		(7,225,314)		-70.8%	(6,948,073)	(611,174)		—		(18,425)		(6,318,474)

NET INCOME	$57,629,175	$85,509,374		$9,475,982		$9,227,605		$(46,583,786)		-8.7%	$53,787,609	$93,694,643		$2,527,008		$8,993,834		$(51,427,876)

(1)	Includes PREIT’s proportionate share of partnership investments “grossed up” to reflect the Company’s share of the total revenues and expenses of the underlying properties.

NOTE: A reconciliation of the proportionate consolidation method to GAAP is included on pages 39 to 41.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (December 31, 2005)

RETAIL PROPERTY TYPE QUARTERLY COMPARISON(1)

	Three months ended December 31, 2005								Three months ended December 31, 2004
	Total	Enclosed Mall		Power and Strip Center		% Change Total	% Change Enclosed Mall	% Change Power and Strip Center	Total	Enclosed Mall		Power and Strip Center

Real estate revenues:
Base rents	$78,795,872	$71,103,856		$7,692,016		5.0%	6.3%	-5.1%	$75,011,373	$66,906,925		$8,104,448
Straight line rent	1,167,582	1,029,128		138,454		-15.1%	-16.9%	1.2%	1,374,760	1,237,975		136,785
Percentage rents	4,608,715	4,477,076		131,639		-2.9%	-3.7%	40.5%	4,745,172	4,651,465		93,707
Expense reimbursements	34,085,626	32,327,989		1,757,637		15.0%	14.8%	17.4%	29,649,037	28,151,636		1,497,401
Lease termination revenue	551,452	550,139		1,313		-56.0%	-56.1%	N/A	1,252,868	1,252,868		—
Other real estate revenues	7,849,449	7,770,167		79,282		8.2%	7.7%	99.1%	7,257,712	7,217,896		39,816

TOTAL REAL ESTATE REVENUES	127,058,696	117,258,355	92%	9,800,341	8%	6.5%	7.2%	-0.7%	119,290,922	109,418,765	92%	9,872,157	8%

Property operating expenses:
CAM and real estate taxes	(31,777,711)	(30,092,057)		(1,685,654)		14.1%	15.5%	-7.0%	(27,860,256)	(26,048,029)		(1,812,227)
Utilities	(5,827,525)	(5,784,732)		(42,793)		29.8%	30.1%	-2.4%	(4,490,966)	(4,447,116)		(43,850)
Other property operating expenses	(10,912,951)	(10,512,941)		(400,010)		16.1%	17.6%	-13.3%	(9,398,814)	(8,937,430)		(461,384)

TOTAL PROPERTY OPERATING EXPENSES	(48,518,187)	(46,389,730)	96%	(2,128,457)	4%	16.2%	17.6%	-8.2%	(41,750,036)	(39,432,575)	94%	(2,317,461)	6%

NET OPERATING INCOME	78,540,509	70,868,625	90%	7,671,884	10%	1.3%	1.3%	1.6%	77,540,886	69,986,190	90%	7,554,696	10%
Income taxes	(78,162)	(64,320)		(13,842)		N/A	N/A	N/A	—	—		—
Interest expense	(20,317,844)	(18,672,825)		(1,645,019)		7.1%	9.5%	-14.2%	(18,963,919)	(17,047,356)		(1,916,563)
Depreciation and amortization	(29,965,307)	(27,417,706)		(2,547,601)		10.6%	18.6%	-36.1%	(27,095,720)	(23,111,854)		(3,983,866)

OTHER EXPENSES	(50,361,313)	(46,154,851)		(4,206,462)		9.3%	14.9%	-28.7%	(46,059,639)	(40,159,210)		(5,900,429)

Gains on sales of interests in real estate	2,348,101	(74,035)		2,422,136		N/A	N/A	N/A	(45,001)	—		(45,001)

Income before minority interest	30,527,297	24,639,739		5,887,558		-2.9%	-17.4%	265.9%	31,436,246	29,826,980		1,609,266

Minority interest	(51,561)	(51,561)		—		-20.6%	-20.6%	N/A	(64,900)	(64,900)		—

NET INCOME	$30,475,736	$24,588,178		$5,887,558		-2.9%	-17.4%	265.9%	$31,371,346	$29,762,080		$1,609,266

SAME STORE COMPARISON
	Three months ended December 31, 2005					% Change TOTAL (1)	% Change Enclosed Mall	% Change Power and Strip Center	Three months ended December 31, 2004
	Total	Enclosed Mall		Power and Strip Center					Total	Enclosed Mall		Power and Strip Center

Real estate revenues:
Base rents	$72,085,790	$64,642,174		$7,443,616		-1.3%	-1.2%	-2.0%	$73,007,673	$65,411,671		$7,596,002
Straight line rents	979,846	844,593		135,253		-27.6%	-30.0%	-7.5%	1,352,466	1,206,309		146,157
Percentage rents	4,304,413	4,172,774		131,639		-11.2%	-12.2%	40.5%	4,848,991	4,755,284		93,707
Expense reimbursements	31,434,235	29,802,088		1,632,147		7.4%	6.9%	18.5%	29,254,840	27,877,090		1,377,750
Lease termination revenue	478,952	477,639		1,313		-61.8%	-61.9%	N/A	1,252,868	1,252,868		—
Other real estate revenues	7,096,231	7,020,345		75,886		-0.6%	-1.0%	67.1%	7,136,041	7,090,627		45,414

TOTAL REAL ESTATE REVENUES	116,379,467	106,959,613	92%	9,419,854	8%	-0.4%	-0.6%	1.7%	116,852,879	107,593,849	92%	9,259,030	8%

Property operating expenses:
CAM and real estate taxes	(28,540,225)	(26,981,442)		(1,558,783)		5.9%	6.8%	-8.0%	(26,959,631)	(25,265,823)		(1,693,808)
Utilities	(5,723,126)	(5,683,817)		(39,309)		26.9%	27.3%	-14.6%	(4,510,779)	(4,464,760)		(46,019)
Other property operating expenses	(9,653,537)	(9,272,087)		(381,450)		4.6%	5.2%	-6.3%	(9,224,873)	(8,817,821)		(407,052)

TOTAL PROPERTY OPERATING EXPENSES	(43,916,888)	(41,937,346)	95%	(1,979,542)	5%	7.9%	8.8%	-7.8%	(40,695,283)	(38,548,404)	95%	(2,146,879)	5%

NET OPERATING INCOME	72,462,579	65,022,267	90%	7,440,312	10%	-4.9%	-5.8%	4.6%	76,157,596	69,045,445	91%	7,112,151	9%
Income taxes	(78,162)	(64,320)		(13,842)		N/A	N/A	N/A	—	—		—
Interest expense	(19,338,042)	(17,693,023)		(1,645,019)		2.8%	4.7%	-14.2%	(18,818,833)	(16,902,270)		(1,916,563)
Depreciation and amortization	(27,055,849)	(24,572,107)		(2,483,742)		2.2%	8.7%	-35.8%	(26,485,866)	(22,615,486)		(3,870,380)

OTHER EXPENSES	(46,472,053)	(42,329,450)		(4,142,603)		2.6%	7.1%	-28.4%	(45,304,699)	(39,517,756)		(5,786,943)

Gains on sales of interests in real estate	—	—		—		N/A	N/A	N/A	—	—		—

Income before minority interest	25,990,526	22,692,817		3,297,709		-15.8%	-23.1%	148.8%	30,852,897	29,527,689		1,325,208

Minority interest	(51,561)	(51,561)		—		-22.1%	-22.1%	N/A	(66,183)	(66,183)		—

NET INCOME	$25,938,965	$22,641,256		$3,297,709		-15.7%	-23.1%	148.8%	$30,786,714	$29,461,506		$1,325,208

(1)	Includes PREIT’s proportionate share of partnership investments “grossed up” to reflect the Company’s share of the total revenues and expenses of the underlying properties.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (December 31, 2005)

RETAIL PROPERTY TYPE ANNUAL COMPARISON(1)

	Twelve months ended December 31, 2005								Twelve months ended December 31, 2004
	Total	Enclosed Mall		Power and Strip Center		% Change Total	% Change Enclosed Mall	% Change Power and Strip Center	Total	Enclosed Mall		Power and Strip Center

Real estate revenues:
Base rents	$293,138,440	$262,017,284		$31,121,156		2.3%	3.3%	-5.3%	$286,439,527	$253,572,088		$32,867,439
Straight line rent	4,374,178	3,756,409		617,769		-16.1%	-19.8%	16.8%	5,211,964	4,682,948		529,016
Percentage rents	10,678,811	10,433,691		245,120		2.0%	2.0%	3.2%	10,466,743	10,229,269		237,474
Expense reimbursements	132,841,967	125,844,991		6,996,976		4.4%	4.4%	5.6%	127,206,258	120,577,404		6,628,854
Lease termination revenue	3,297,558	1,810,497		1,487,061		-16.6%	-26.2%	-0.9%	3,953,471	2,453,471		1,500,000
Other real estate revenues	17,645,038	17,399,240		245,798		4.8%	4.2%	71.3%	16,844,326	16,700,831		143,495

TOTAL REAL ESTATE REVENUES	461,975,992	421,262,112	91%	40,713,880	9%	2.6%	3.2%	-2.8%	450,122,289	408,216,011	91%	41,906,278	9%

Property operating expenses
CAM and real estate taxes	(121,934,245)	(114,762,903)		(7,171,342)		5.8%	6.2%	-1.0%	(115,257,420)	(108,016,683)		(7,240,737)
Utilities	(23,747,772)	(23,556,618)		(191,154)		4.3%	4.4%	-6.5%	(22,771,227)	(22,566,869)		(204,358)
Other property operating expenses	(29,243,028)	(28,111,983)		(1,131,045)		-0.1%	1.1%	-22.3%	(29,260,815)	(27,804,516)		(1,456,299)

TOTAL PROPERTY OPERATING EXPENSES	(174,925,045)	(166,431,504)	95%	(8,493,541)	5%	4.6%	5.1%	-4.6%	(167,289,462)	(158,388,068)	95%	(8,901,394)	5%

NET OPERATING INCOME	287,050,947	254,830,608	89%	32,220,339	11%	1.5%	2.0%	-2.4%	282,832,827	249,827,943	88%	33,004,884	12%
Income taxes	(597,141)	(424,838)		(172,303)		N/A	N/A	N/A	—	—		—
Interest expense	(76,722,799)	(69,806,076)		(6,916,723)		0.5%	0.7%	-1.3%	(76,361,408)	(69,353,966)		(7,007,442)
Depreciation and amortization	(113,408,115)	(103,197,278)		(10,210,837)		11.1%	14.2%	-12.9%	(102,110,517)	(90,387,062)		(11,723,455)

OTHER EXPENSES	(190,728,055)	(173,428,192)		(17,299,863)		6.9%	8.6%	-7.6%	(178,471,925)	(159,741,028)		(18,730,897)

Gains on sales of interests in real estate	8,068,683	5,031,507		3,037,176		443.6%	N/A	104.6%	1,484,182	—		1,484,182

Income before minority interest	104,391,575	86,433,923		17,957,652		-1.4%	-4.1%	14.0%	105,845,084	90,086,915		15,758,169

Minority interest	(178,614)	(178,614)		—		-71.6%	-71.6%	N/A	(629,599)	(629,599)		—

NET INCOME	$104,212,961	$86,255,309		$17,957,652		-1.0%	-3.6%	14.0%	$105,215,485	$89,457,316		$15,758,169

	Twelve months ended December 31, 2005								Twelve months ended December 31, 2004
SAME STORE COMPARISON	Total	Enclosed Mall		Power and Strip Center		% Change TOTAL (1)	% Change Enclosed Mall	% Change Power and Strip Center	Total	Enclosed Mall		Power and Strip Center

Real estate revenues:
Base rents	$264,555,103	$234,733,736		$29,821,367		-0.7%	-0.5%	-2.1%	$266,338,372	$235,863,650		$30,474,722
Straight line rent	3,497,726	2,872,666		625,060		-28.9%	-34.0%	9.2%	4,922,122	4,349,621		572,501
Percentage rents	9,854,540	9,609,420		245,120		-0.6%	-0.7%	3.2%	9,914,364	9,676,890		237,474
Expense reimbursements	121,493,936	114,903,110		6,590,826		1.3%	0.8%	9.4%	119,989,836	113,964,113		6,025,723
Lease termination revenue	2,280,072	1,725,997		554,075		-42.3%	-29.7%	-63.1%	3,953,472	2,453,472		1,500,000
Other real estate revenues	15,885,525	15,643,124		242,401		-0.3%	-0.9%	62.6%	15,926,791	15,777,696		149,095

TOTAL REAL ESTATE REVENUES	417,566,902	379,488,053	91%	38,078,849	9%	-0.8%	-0.7%	-2.3%	421,044,957	382,085,442	91%	38,959,515	9%

Property operating expenses:
CAM and real estate taxes	(109,144,353)	(102,498,231)		(6,646,122)		3.9%	4.1%	0.3%	(105,086,527)	(98,460,306)		(6,626,221)
Utilities	(22,611,394)	(22,450,790)		(160,604)		8.9%	9.1%	-13.8%	(20,759,785)	(20,573,532)		(186,253)
Other property operating expenses	(24,738,841)	(23,660,173)		(1,078,668)		-7.8%	-7.2%	-19.2%	(26,840,246)	(25,505,457)		(1,334,789)

TOTAL PROPERTY OPERATING EXPENSES	(156,494,588)	(148,609,194)	95%	(7,885,394)	5%	2.5%	2.8%	-3.2%	(152,686,558)	(144,539,295)	95%	(8,147,263)	5%

NET OPERATING INCOME	261,072,314	230,878,859	88%	30,193,455	12%	-2.7%	-2.8%	-2.0%	268,358,399	237,546,147	89%	30,812,252	11%
Income taxes	(451,608)	(279,305)		(172,303)		N/A	N/A	N/A	—	—		—
Interest expense	(73,548,489)	(66,631,766)		(6,916,723)		-0.8%	-0.8%	-1.3%	(74,158,720)	(67,151,278)		(7,007,442)
Depreciation and amortization	(102,012,684)	(92,222,608)		(9,790,076)		2.1%	3.9%	-12.0%	(99,893,860)	(88,771,621)		(11,122,239)

OTHER EXPENSES	(176,012,781)	(159,133,679)		(16,879,102)		1.1%	2.1%	-6.9%	(174,052,580)	(155,922,899)		(18,129,681)

Gains on sales of interests in real estate	628,422	60,536		567,886		N/A	N/A	N/A	—	—		—

Income before minority interest	85,687,955	71,805,716		13,882,239		-9.1%	-12.0%	9.5%	94,305,819	81,623,248		12,682,571

Minority interest	(178,581)	(178,581)		—		-70.8%	-70.8%	N/A	(611,174)	(611,174)		—

NET INCOME	$85,509,374	$71,627,135		$13,882,239		-8.7%	-11.6%	9.5%	$93,694,645	$81,012,074		$12,682,571

(1)	Includes PREIT’s proportionate share of partnership investments “grossed up” to reflect the Company’s share of the total revenues and expenses of the underlying properties.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (December 31, 2005)

EARNINGS PER SHARE

	Three months ended December 31,		Twelve months ended December 31,
	2005	2004	2005	2004
Net income from continuing operations	$16,685,598	$18,546,251	$49,493,538	$46,502,691
Dividends on preferred shares	(3,403,125)	(3,403,125)	(13,612,500)	(13,612,500)

Net income from continuing operations available to common shareholders	13,282,473	15,143,126	35,881,038	32,890,191
Dividends on unvested restricted shares	(263,713)	(185,186)	(1,033,905)	(732,894)

Income from continuing operations used to calculate earnings per share - basic	13,018,760	14,957,940	34,847,133	32,157,297
Minority interest in properties-continuing operations	51,561	66,183	178,581	611,173

Income from continuing operations used to calculate earnings per share - diluted	$13,070,321	$15,024,123	$35,025,714	$32,768,470

Income from discontinued operations - basic	$2,753,125	$618,247	$8,135,636	$7,284,917
Minority interest in properties-discontinued operations	—	(1,283)	33	18,426

Income from discontinued operations - diluted	$2,753,125	$616,964	$8,135,669	$7,303,343

Basic earnings per share:
Income from continuing operations	$0.36	$0.42	$0.97	$0.90
Income from discontinued operations	0.08	0.02	0.22	0.21

	$0.44	$0.44	$1.19	$1.11

Diluted earnings per share:
Income from continuing operations	$0.36	$0.41	$0.95	$0.90
Income from discontinued operations	0.07	0.02	0.22	0.20

	$0.43	$0.43	$1.17	$1.10

Weighted average of common shares outstanding	36,670,408	36,159,747	36,535,376	35,928,885
Weighted average of unvested restricted stock	(460,014)	(340,960)	(445,506)	(319,535)

Weighted average shares outstanding-basic	36,210,394	35,818,787	36,089,870	35,609,350
Weighted average effect of common share equivalents	614,543	718,157	672,506	659,461

Total weighted average shares outstanding-diluted	36,824,937	36,536,944	36,762,376	36,268,811

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (December 31, 2005)

FUNDS FROM OPERATIONS (FFO)(1)

	Three months ended December 31,			Twelve months ended December 31,
	2005	2004	% Change	2005	2004	% Change
Net income	$19,438,723	$19,164,499	1.4%	$57,629,175	$53,787,609	7.1%
Dividends on preferred shares	(3,403,125)	(3,403,125)	0.0%	(13,612,500)	(13,612,500)	0.0%

Net income available to common shareholders	$16,035,598	$15,761,374	1.7%	$44,016,675	$40,175,109	9.6%
Minority interest in operating partnership-continuing operations	2,050,708	2,466,827	-16.9%	6,205,301	5,665,147	9.5%
Minority interest in operating partnership-discontinued operations	338,406	(109,365)	-409.4%	1,020,046	653,327	56.1%
Gains on sales of interests in real estate	74,035	45,001	64.5%	(5,586,011)	(1,484,182)	276.4%
Gains and adjustments to gains on disposition of discontinued operations	(2,422,136)	—	N/A	(6,158,551)	550,000	N/A
Depreciation and amortization: (2)
Wholly owned and consolidated partnerships	28,468,894	24,292,367	17.2%	107,873,898	95,359,067	13.1%
Unconsolidated partnerships	1,295,366	2,558,956	-49.4%	4,581,995	5,780,885	-20.7%
Discontinued operations	63,859	126,026	-49.3%	433,301	502,361	-13.7%

FFO	$45,904,730	$45,141,186	1.7%	$152,386,654	$147,201,714	3.5%

Minority interest in properties	123,749	130,811	-5.4%	450,075	473,629	-5.0%

FFO for diluted calculation	$46,028,479	$45,271,997	1.7%	$152,836,729	$147,675,343	3.5%

FUNDS AVAILABLE FOR DISTRIBUTION (FAD)
FFO	$45,904,730	$45,141,186	1.7%	$152,386,654	$147,201,714	3.5%
Adjustments:
Straight line rents	(1,167,582)	(1,374,760)	-15.1%	(4,374,178)	(5,211,964)	-16.1%
Recurring capital expenditures	(6,047,000)	(3,989,314)	51.6%	(15,357,000)	(8,905,629)	72.4%
Tenant allowances	(6,364,000)	(9,164,115)	-30.6%	(18,201,000)	(11,660,288)	56.1%
Capitalized leasing costs	(1,011,044)	(1,221,605)	-17.2%	(3,574,175)	(2,912,712)	22.7%
Amortization of debt premium	(4,245,756)	(4,811,196)	-11.8%	(18,773,323)	(19,353,620)	-3.0%
Amortization of above- and below-market lease intangibles	877,375	115,173	661.8%	1,384,615	707,192	95.8%

FAD	$27,946,723	$24,695,369	13.2%	$93,491,593	$99,864,693	-6.4%

Minority interest in properties	123,749	130,811	-5.4%	450,075	473,629	-5.0%

FAD for diluted calculation	$28,070,472	$24,826,180	13.1%	$93,941,668	$100,338,322	-6.4%

Weighted average of common shares outstanding	36,210,394	35,818,787	1.1%	36,089,870	35,609,350	1.3%
Weighted average of O.P. Units outstanding	4,460,657	4,425,874	0.8%	4,580,421	4,183,059	9.5%

Weighted average shares and O.P. Units outstanding-basic	40,671,051	40,244,661	1.1%	40,670,291	39,792,409	2.2%
Weighted average effect of common share equivalents	614,543	718,157	-14.4%	672,506	659,461	2.0%

Total weighted average shares outstanding, including O.P. Units-diluted	41,285,594	40,962,818	0.8%	41,342,797	40,451,870	2.2%

Net income per share (diluted)	$0.43	$0.43	0.0%	$1.17	$1.10	6.4%

FFO per share (basic)	$1.13	$1.12	0.6%	$3.75	$3.70	1.3%

FFO per share (diluted)	$1.11	$1.11	0.9%	$3.70	$3.65	1.3%

FAD per Share (basic)	$0.69	$0.61	12.0%	$2.30	$2.51	-8.4%

FAD per Share (diluted)	$0.68	$0.61	12.2%	$2.27	$2.48	-8.4%

Dividend per Common Share	$0.57	$0.54	5.6%	$2.25	$2.16	4.2%

PAYOUT RATIOS
Payout Ratio of FFO	51.1%	48.9%	2.3%	60.9%	59.2%	1.7%

Payout Ratio of FAD	83.8%	89.1%	-5.3%	99.0%	87.1%	11.9%

(1)	Certain prior period amounts have been reclassified to conform with the current period’s presentation.

(2)	Excludes depreciation of non-real estate assets and amortization of deferred financing costs.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (December 31, 2005)

KEY RATIOS

	For the period ended December 31,
	2005	2004
Coverage Ratio (1)
Interest Coverage Ratio (EBITDA/Interest Expense)	2.79	2.95
Leverage Ratios (1)
Debt / Total Market Capitalization	54.4%	46.1%
Operating Ratios (1)
NOI/Real Estate Revenues	62.2%	62.9%
Return on Investment Ratios (1)
Total FFO/Equity Market Capitalization, net of preferred shares	10.0%	8.5%
NOI/Total Market Capitalization at Period End	8.0%	8.2%
NOI/Investment in Real Estate at Period End	9.4%	10.6%
Payout Ratios
FFO Payout Ratio (Dividend/FFO-diluted) per Share	60.9%	59.2%
FAD Payout Ratio (Dividend/FAD-diluted) per Share	99.0%	87.1%

(1)	The calculation of these ratios includes consolidated properties, including properties held for sale, and PREIT’s proportionate share of partnership properties.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (December 31, 2005)

DEBT SCHEDULE(6)

Property Name	PREIT’s Ownership Interest	PREIT’s Investment to Date (1)	PREIT’s Depreciated Costs	PREIT’s Share of O/S Debt and Debt Premuim	PREIT’s Share of Mortgage	PREIT’s Share of Mortgage Debt Premium	Stated Interest Rate	Marked to Market Interest Rate (GAAP)	Annual Mortgage Debt Service	Mortgage Balance at Maturity	Date of Maturity
Retail Properties
Beaver Valley Mall	100%	$56,002,744	$50,158,742	46,377,550	$46,377,550	$—	7.36%	7.36%	$3,972,402	$42,265,601	2012
Capital City Mall	100%	88,627,806	84,077,332	57,472,373	52,236,917	5,235,456	7.61%	5.50%	4,602,529	47,842,921	2012
Chambersburg Mall (2)(3)	89%	35,238,383	33,144,288	19,470,978	18,360,167	1,110,811	7.43%	4.99%	1,762,666	17,199,298	2008
Cherry Hill Mall	100%	209,683,087	196,206,011	199,554,710	199,554,710	—	5.42%	5.42%	13,509,720	177,689,279	2012
Christiana Power I	100%	40,705,347	34,179,269	—	—	—	—	—	—	—
Court at Oxford Valley	50%	27,702,193	22,152,460	20,598,300	20,598,300	—	8.02%	8.02%	2,319,426	15,666,965	2011
Creekview	100%	19,094,685	15,322,314	—	—	—	—	—	—	—
Crest Plaza Shopping Center	100%	16,260,819	13,784,841	—	—	—	—	—	—	—
Crossroads Mall	100%	32,268,762	29,950,958	13,690,281	13,201,663	488,618	7.39%	5.75%	1,191,103	12,646,534	2008
Cumberland Mall	100%	55,235,676	54,153,551	45,843,013	43,437,867	2,405,146	6.50%	5.40%	3,413,167	38,782,132	2012
				3,662,154	3,662,154	—	5.00%	5.00%	205,512	—	2017
Dartmouth Mall	100%	60,547,728	46,828,324	67,436,109	67,436,109	—	4.95%	4.95%	4,483,668	57,594,279	2013
Echelon Mall	100%	18,174,896	15,132,038	—	—	—	—	—
Exton Square Mall	100%	144,828,038	135,128,584	102,010,985	97,233,723	4,777,262	6.95%	5.00%	8,102,242	93,034,213	2008
Francis Scott Key Mall (2)(3)	89%	62,261,927	58,637,747	34,074,211	32,130,293	1,943,918	7.43%	4.99%	3,084,665	30,098,771	2008
Gadsden Mall	100%	50,448,142	49,431,844	—	—	—	—	—	—	—
Jacksonville Mall (3)	100%	67,271,553	63,162,390	26,285,819	24,786,226	1,499,593	7.43%	4.99%	2,379,598	23,219,052	2008
Lehigh Valley Mall	50%	17,952,478	7,729,216	22,362,216	22,362,216	—	7.90%	7.90%	2,479,260	21,750,439	2006
Logan Valley Mall (3)	100%	91,916,248	85,467,637	55,492,286	52,326,476	3,165,810	7.43%	4.99%	5,023,597	49,017,998	2008
Lycoming Mall (2)(3)	89%	57,216,496	54,009,510	34,074,212	32,130,293	1,943,919	7.43%	4.99%	3,084,664	30,098,771	2008
Magnolia Mall	100%	65,587,418	54,601,843	65,653,388	65,653,388	—	5.33%	5.33%	4,412,779	54,212,017	2015
Metroplex Shopping Center	50%	42,023,644	34,454,151	31,454,736	31,454,736	—	7.25%	7.25%	2,680,953	28,784,676	2011
Moorestown Mall	100%	76,653,978	68,587,706	61,896,715	61,896,715	—	4.95%	4.95%	4,115,367	52,863,321	2013
New River Valley Mall (2)(3)	89%	31,506,372	29,672,776	16,550,331	15,606,142	944,189	7.43%	4.99%	1,498,266	14,619,403	2008
Nittany Mall (2)(3)	89%	39,587,252	37,305,822	29,206,467	27,540,251	1,666,216	7.43%	4.99%	2,643,998	25,798,946	2008
North Hanover Mall (2)(3)	89%	29,014,965	27,173,106	19,470,978	18,360,167	1,110,811	7.43%	4.99%	1,762,666	17,199,298	2008
Northeast Tower Center (3)	100%	33,660,510	29,420,931	17,037,106	16,065,146	971,960	7.43%	4.99%	1,542,332	15,049,385	2008
Orlando Fashion Square	100%	109,717,743	106,592,822	—	—	—	—	—	—	—	—
Palmer Park Mall	100%	33,543,480	25,906,162	17,258,579	17,258,579	—	6.77%	6.77%	1,661,220	15,674,394	2009
Patrick Henry Mall (2)(3)	89%	131,103,136	125,126,944	49,164,222	46,359,423	2,804,799	7.43%	4.99%	4,450,730	43,428,226	2008
Paxton Towne Centre	100%	53,892,843	46,270,786	—	—	—	—	—	—	—	—
Phillipsburg Mall (2)(3)	89%	49,161,808	46,247,327	29,206,467	27,540,251	1,666,216	7.43%	4.99%	2,643,998	25,798,946	2008
Plymouth Meeting Mall	100%	81,746,296	75,499,963	—	—	—	—	—	—	—	—
Red Rose Commons	50%	11,941,686	9,967,487	13,382,870	13,382,870	—	7.66%	7.66%	1,220,048	12,425,422	2009
Schuylkill Mall (4)	100%	8,267,586	8,267,586	17,113,872	17,113,872	—	7.25%	7.25%	N/A	N/A	2008
Springfield Mall	50%	47,743,175	47,617,616	38,250,000	38,250,000	—	5.49%	5.49%	2,272,050	38,250,000	2007
Springfield Park I&II	50%	7,020,939	6,208,718	1,723,487	1,723,487	—	7.79%	7.79%	202,561	1,411,804	2010
South Blanding Village	100%	9,504,950	5,911,336	—	—	—	—	—	—	—	—
South Mall (2)(3)	89%	27,109,930	25,483,283	14,603,234	13,770,126	833,108	7.43%	4.99%	1,321,999	12,899,473	2008
The Commons at Magnolia	100%	9,784,341	8,052,781	—	—	—	—	—	—	—	—
The Gallery at Market East I	100%	48,383,058	44,963,090	—	—	—	—	—	—	—	—
The Gallery at Market East II	100%	29,651,016	28,490,633	—	—	—	—	—	—	—	—
The Mall at Prince Georges	100%	92,674,649	77,007,487	41,724,430	40,842,108	882,322	8.70%	6.80%	4,134,936	39,986,536	2007
Uniontown Mall (2)(3)	89%	35,127,115	32,512,404	23,365,174	22,032,201	1,332,973	7.43%	4.99%	2,155,199	20,639,157	2008

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (December 31, 2005)

DEBT SCHEDULE(6)

Property Name	PREIT’s Ownership Interest	PREIT’s Investment to Date (1)	PREIT’s Depreciated Costs	PREIT’s Share of O/S Debt and Debt Premuim	PREIT’s Share of Mortgage	PREIT’s Share of Mortgage Debt Premium	Stated Interest Rate	Marked to Market Interest Rate (GAAP)	Annual Mortgage Debt Service	Mortgage Balance at Maturity	Date of Maturity
Valley Mall	100%	86,301,310	80,371,100	—	—	—	—	—	—	—	—
Valley View Mall	100%	61,166,891	57,767,519	36,850,810	36,400,255	450,555	6.15%	5.75%	2,773,295	34,280,656	2009
Viewmont Mall (2)(3)	89%	77,311,261	73,241,930	29,206,467	27,540,251	1,666,216	7.43%	4.99%	2,643,998	25,798,946	2008
Washington Crown Center (2)	89%	42,538,203	38,554,614	—	—	—	—	—	—	—	—
Whitehall Mall	50%	15,626,809	9,422,175	6,728,583	6,728,583	—	6.77%	6.77%	641,436	6,128,937	2008
Willow Grove Park	100%	176,107,325	159,421,779	160,000,000	160,000,000	—	5.65%	5.65%	11,082,927	133,248,622	2015
Wiregrass Mall	100%	37,458,994	35,213,505	—	—	—	—	—	—	—	—
Woodland Mall (5)	100%	160,044,109	160,019,953	—	—	—	—	—	—	—	—
Wyoming Valley Mall (3)	100%	91,736,246	86,876,398	55,492,287	52,326,477	3,165,810	7.43%	4.99%	5,023,597	49,017,998	2008
Westgate Anchor Pad	100%	3,399,600	3,399,600	—	—	—	—	—	—	—	—

Sub-Total Retail Properties		$3,007,535,646	$2,754,288,389	$1,523,745,400	$1,483,679,692	$40,065,708	6.55%	5.54%	$120,498,574	$1,324,422,416

Office Properties
P&S Building	100%	1,504,307	1,504,307	—	—	—	—	—	—	—	—

Sub-Total Office Properties		$1,504,307	$1,504,307	$—	$—	$—	—	—	$—	$—

Land/Development Properties
Lacey	100%	$16,039,806	16,039,806				—	—	—	—	—
New Garden	100%	8,683,073	8,683,073				—	—	—	—	—
New River Valley	100%	4,500,197	4,500,197				—	—	—	—	—
Pavilion at Market East	50%	1,510,289	1,510,289				—	—	—	—	—
The Plaza at Magnolia	100%	4,463,310	4,463,310				—	—	—	—	—
Land held for development	100%	5,615,744	5,615,744				—	—	—	—	—

Sub-Total Land/Development Properties		$40,812,419	$40,812,419	$—	$—	$—	—	—	$—	$—

TOTAL for CONSOLIDATED PROPERTIES		$2,878,331,159	$2,657,543,003	$1,389,245,208	$1,349,179,500	$40,065,708	6.51%	5.54%	$108,682,840	$1,200,004,173

TOTAL for PARTNERSHIPS		$171,521,213	$139,062,112	$134,500,192	$134,500,192	$—	7.00%	7.00%	$11,815,734	$124,418,243

CORPORATE /LINE OF CREDIT				$342,500,000	$342,500,000	$—

CORPORATE NOTES PAYABLE (5)				$94,400,000	$94,400,000	$—	6.85%	5.00%			2006

TOTAL for CONSOLIDATED and PARTNERSHIPS		$3,049,852,372	$2,796,605,115	$1,960,645,400	$1,920,579,692	$40,065,708	6.57%	5.63%	$120,498,574	$1,324,422,416

(1)	Includes development and CIP costs.

(2)	PREIT has an 89% ownership interest and a 99% economic interest in these properties. These properties are consolidated for financial reporting purposes.

(3)	Mortgage Debt represents the properties’ allocated portion of the REMIC provided by General Electric Capital Corporation.

(4)	In December 2004, the Company completed a modification of the mortgage on Schuylkill Mall. The modification limits the monthly payments to interest plus the excess cash flow from the property after management fees, leasing commissions, and lender-approved capital expenditures. Monthly excess cash flow will accumulate throughout the year in escrow, and an annual principal payment will be made on the last day of each year from this account. All other terms of the loan remained unchanged. Due to the modification, the timing of future principal payment amounts can not be determined.

(5)	In December 2005, the Company funded $94,400,000 of the purchase price of Woodland Mall with two 90-day promissory notes to the seller with an average interest rate of 6.85% and secured by letters of credit. The Company intends to obtain long term financing on the Woodland Mall before the notes mature.

(6)	Includes 100% of consolidated properties and proportionate share of equity method investments.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (December 31, 2005)

Schedule of Debt Premium Amortization(1)

	Scheduled Amortization of Premium	Debt Premium Balance
Q4 05		$40,065,708
Q1 06	$3,364,412	36,701,296
Q2 06	3,364,389	33,336,907
Q3 06	3,348,669	29,988,238
Q4 06	3,324,908	26,663,330
Q1 07	3,300,910	23,362,420
Q2 07	3,299,681	20,062,739
Q3 07	3,135,723	16,927,016
Q4 07	3,110,838	13,816,178
Q1 08	3,093,316	10,722,862
Q2 08	3,083,019	7,639,843
Q3 08	3,017,091	4,622,752
Q4 08	596,438	4,026,314
Q1 09	320,666	3,705,648
Q2 09	334,270	3,371,378
Q3 09	332,872	3,038,506
Q4 09	295,072	2,743,434
Q1 10	286,447	2,456,987
Q2 10	299,845	2,157,142
Q3 10	298,489	1,858,653
Q4 10	289,844	1,568,809
Q1 11	281,258	1,287,551
Q2 11	294,287	993,264
Q3 11	292,828	700,436
Q4 11	284,220	416,216
Q1 12	215,864	200,352
Q2 12	88,293	112,059
Q3 12	87,817	24,242
Q4 12	24,242	—

	$40,065,708

(1)	The above schedule assumes that PREIT continues to own the corresponding properties throughout the period presented and that no refinancings occur to pay off the debt on those properties. The above schedule also assumes that PREIT does not acquire additional properties with above or below market debt in place where adjustments would be made to reflect a debt premium or discount.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (December 31, 2005)

DEBT ANALYSIS

Outstanding Debt (1)

	Fixed Rate	% of Total Indebtedness	Floating Rate	% of Total Indebtedness	Total
Consolidated
Mortgage Notes Payable	$1,389,245,208	70.9%	$—	0.0%	$1,389,245,208	70.9%
Corporate Notes Payable	94,400,000	4.8%	—	0.0%	94,400,000	4.8%
Partnerships (at PREIT’s share)
Mortgage Notes Payable	96,250,192	4.9%	38,250,000	2.0%	134,500,192	6.9%
Corporate
Revolving Line of Credit	—	0.0%	342,500,000	17.5%	342,500,000	17.5%

TOTAL OUTSTANDING DEBT	1,579,895,400		380,750,000		1,960,645,400
SWAP	—		—		—

TOTAL DEBT AFTER HEDGE	$1,579,895,400	80.6%	$380,750,000	19.4%	$1,960,645,400	100.0%

(1)	Includes mark to market of debt.

OUTSTANDING PRINCIPAL BALANCE

Weighted Average Interest Rates

	Principal Balance	Weighted Average Interest Rate
Fixed Rate Debt	$1,539,829,692	6.60%
Mortgage Debt Premium	40,065,708	N/A
Floating Rate Debt	380,750,000	4.90%

TOTAL (1)	$1,960,645,400	6.26%

(1)	Weighted average interest rate is based on principal balance excluding mortgage debt premium.

Interest Rate Hedging Instruments (1)

	Notional Amount	Blended Rate	Latest Settlement Date
SWAP	$120,000,000	4.69%	10/31/2007
SWAP	$250,000,000	4.80%	12/10/2008

(1)	On June 7, 2005 The Company announced that it had entered into interest rate swap agreements to hedge interest rates on $370 million of future debt.

Mortgage Maturity Schedule (1)

Year	Mortgage Balance at Maturity	% of Debt Expiring	Cumulative % of Debt Expiring
2006	$21,750,439	1.6%	1.6%
2007	78,236,536	5.9%	7.5%
2008	511,693,352	38.6%	46.2%
2009	62,380,472	4.7%	50.9%
2010	1,411,804	0.1%	51.0%
2011	44,451,641	3.4%	54.4%
2012	306,579,933	23.1%	77.5%
2013	110,457,600	8.3%	85.8%
Thereafter	187,460,639	14.2%	100.0%

	$1,324,422,416	100.0%

(1)	The average period to mortgage maturity is 4.3 years. Excludes mark to market of debt.

Average Debt Balance

		Mortgage Debt (1)	Corporate Notes	Line of Credit & Bank Loans	REMIC (1)	TOTAL
Beginning Balance	9/30/2005	$985,207,921	$—	$276,000,000	$457,328,297	$1,718,536,218
Paydown	10/17/2005			(5,000,000)		(5,000,000)
Acquisition-Springfield Mall	10/31/2005	38,250,000		6,000,000		44,250,000
Other Borrowings	11/10/2005			7,000,000		7,000,000
Other Borrowings	11/16/2005			5,000,000		5,000,000
Refinancing Willow Grove Park Mall	12/1/2005	52,500,000				52,500,000
Paydown	12/9/2005			(50,000,000)		(50,000,000)
Other Borrowings	12/15/2005			23,000,000		23,000,000
Acquisition-Woodland Mall	12/30/2005		94,400,000	80,500,000		174,900,000
Debt Amortization (2)	12/31/2005	(4,912,760)			(4,628,058)	(9,540,818)

Ending Balance	12/31/2005	$1,071,045,161	$94,400,000	$342,500,000	$452,700,239	$1,960,645,400
Weighted Average Balance		$1,027,688,899	$1,026,087	$275,146,739	$457,328,297	$1,761,190,022

(1)	Includes mark to market of debt.

(2)	Includes the amortization of debt premium.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (December 31, 2005)

DEBT RATIOS(1)

	12/31/2005	12/31/2004
Total Liabilities to Gross Asset Value
Ratio of Total Liabilities(2) to Gross Asset Value(3) less than or equal to 0.65 to 1.00.
Total Liabilities	$2,014,001,787	$1,639,890,798
Gross Asset Value	$3,733,598,088	$3,447,400,516
Ratio	53.94%	47.57%
EBITDA to Interest Expense
Ratio of EBITDA(4) to Interest Expense(5) greater than or equal to 1.90 to 1.00.
EBITDA	$255,095,286	$246,445,396
Interest Expense	$112,081,865	$104,323,539
Ratio	2.28	2.36
Adjusted EBITDA to Fixed Charges
Ratio of Adjusted EBITDA(6) to Fixed Charges(7) greater than or equal to 1.50 to 1.00.
Adjusted EBITDA	$253,951,045	$244,718,046
Fixed Charges	$148,857,869	$140,162,712
Ratio	1.71	1.75
Secured Indebtedness to Gross Asset Value
Ratio of Secured Indebtedness(8) to Gross Asset Value(3) less than or equal to 0.60 to 1.00.
Secured Indebtedness	$1,483,679,690	$1,269,992,376
Gross Asset Value	$3,733,598,088	$3,447,400,516
Ratio	39.74%	36.84%

(1)	Debt ratios are based on loan covenants included in the Company’s Credit Facility, led by Wells Fargo Bank National Association, which was effective as of November 20, 2003 and as amended on January 31, 2005.

(2)	Total Liabilities defined as: Total PREIT consolidated GAAP liabilities plus certain letters of credit and other off balance sheet liabilities.

(3)	For the calculations above Gross Asset Value is defined as: The sum of (i) Adjusted NOI for all Properties of PREIT, its subsidiaries and unconsolidated affiliates (excluding adjusted NOI for development and major redevelopment Property) for the previous rolling four quarter period, capitalized at 8.25%, plus (ii) cash and cash equivalents plus (iii) all accounts receivable net of reserves plus (iv) book value of Property upon which construction is in progress and land held for development plus (v) development costs plus (vi) adjusted NOI for major redevelopment Properties for the recent fiscal quarter (excluding those acquired or disposed of during such quarter) multiplied by 4 and capitalized at 8.25% plus (vii) redevelopment and predevelopment costs plus (viii) the purchase price of Property purchased in the last 2 fiscal quarters plus (ix) greater of PREIT’s:

(a) ownership share or (b) recourse share of book value of construction in progress of unconsolidated affiliates plus (x) purchase price of Property by PREIT and its subsidiaries subject to purchase obligations, forward commitments and unfunded obligations. Capitalized terms used in this footnote shall have the meanings ascribed to such terms in the Credit Agreement.

(4)	EBITDA defined as: Rolling four quarters of net earnings (loss) of the Company before minority interests and distributions to holders of Preferred Stock, plus the sum of (i) depreciation and amortization expense and other non-cash charges, plus (ii) interest expense, plus (iii) all provisions for income taxes, minus (plus) (iv) extraordinary gains (losses), plus (v) the greater of (a) ownership share or (b) recourse share of EBITDA of unconsolidated affiliates.

(5)	Interest Expense defined as: All paid, accrued or capitalized interest expense excluding capitalized interest funded from construction loans plus the greater of (a) ownership share or (b) recourse share of all paid, accrued or capitalized interest expense of unconsolidated affiliates.

(6)	Adjusted EBITDA defined as: EBITDA plus ground rent payments minus the Reserve for Replacements for all Properties.

(7)	Fixed Charges defined as: Interest Expense plus regularly scheduled principal payments on Indebtedness other than any balloon, bullet or similar principal payment on any Indebtedness plus preferred dividends payments plus ground rent payments.

(8)	Secured Indebtedness defined as: (a) Aggregated principal amount of all Indebtedness that is secured by any Lien and (b) Indebtedness under a Guaranty of the Secured Indebtedness of another.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (December 31, 2005)

PORTFOLIO SUMMARY—RETAIL

(Ordered by State)

Retail Properties (1)	Property Subtype	Same Store/ New	Ownership Interest	Date Acquired	Year Built/ Last Renovated	Years Since Renovation	Owned GLA (anchors)	Owned GLA (non- anchors)	TOTAL Owned GLA	Space Not Owned (Name/GLA)		TOTAL Property GLA	Anchors/ Majors Tenants	Lease Expiration
Wiregrass Commons Dothan, AL	Enclosed Mall	Same Store	100%	2003	1986/1999	6	—	229,713	229,713	Dillard’s JC Penney McRae’s Parisian	403,163	632,876	Dillard’s JC Penney McRae’s Parisian	N/A N/A N/A N/A
Gadsden Mall Gadsden, AL	Enclosed Mall	New	100%	2005	1974/1990	15	274,060	203,489	477,549		—	477,549	Belk McRae’s Sears	2/19/11 7/31/14 3/5/09
Christiana Power Center I Newark, DE	Power Center	Same Store	100%	1998	1998	7	190,814	111,595	302,409		—	302,409	Costco Dick’s Sporting Goods	1/31/19 11/30/13
South Blanding Village Jacksonville, FL	Strip Center	Same Store	100%	1988/1990	1986	19	73,921	32,836	106,757		—	106,757	Staples Food Lion	9/30/08 7/31/08
Orlando Fashion Square Orlando, FL	Enclosed Mall	New	100%	2004	1973/2003	2	491,999	436,319	928,318	Sears	155,576	1,083,894	Burdines- Macy’s Dillard’s JC Penney Sears	10/31/71 1/31/14 4/30/13 N/A
Francis Scott Key Mall (2) Frederick, MD	Enclosed Mall	Same Store Redev.	89%	2003	1978/1991	14	291,620	275,356	566,976	Hecht’s	139,333	706,309	Hecht’s Sears JC Penney Value City	N/A 7/31/08 9/30/11 6/30/10
Valley Mall Hagerstown, MD	Enclosed Mall	Same Store	100%	2003	1974/1999	6	294,348	364,962	659,310	Sears Hecht’s	243,400	902,710	Sears JC Penney Bon-Ton Hecht’s	N/A 10/3/09 1/31/14 N/A
The Mall at Prince Georges Hyattsville, MD	Enclosed Mall	Same Store	100%	1998	1959/2004	1	479,619	355,941	835,560		—	835,560	JC Penney Hecht’s Target	7/31/11 10/31/08 1/31/10
Dartmouth Mall Dartmouth, MA	Enclosed Mall	Same Store	100%	1997	1971/2000	5	208,460	322,500	530,960	Filene’s	140,000	670,960	JC Penney Sears Filene’s	7/31/09 4/12/16 N/A
Woodland Mall Grand Rapids, MI	Enclosed Mall	New	100%	2005	1968/1998	7	—	397,897	397,897	JC Penney Sears Marshall Field’s Kohl’s	796,186	1,194,083	JC Penney Sears Marshall Field’s Kohl’s	N/A N/A N/A N/A
Cherry Hill Mall Cherry Hill, NJ	Enclosed Mall	Same Store Redev.	100%	2003	1961/1990	15	—	522,392	522,392	JC Penney Macy’s Strawbridge’s	740,770	1,263,162	JC Penney Macy’s Strawbridge’s	N/A N/A N/A
Moorestown Mall Moorestown, NJ	Enclosed Mall	Same Store	100%	2003	1963/2000	5	408,356	315,523	723,879	Lord & Taylor Strawbridge’s	321,200	1,045,079	Boscov’s Lord & Taylor Sears Strawbridge’s	10/31/10 N/A 10/5/22 N/A
Phillipsburg Mall(2) Phillipsburg, NJ	Enclosed Mall	Same Store	89%	2003	1989/2003	2	326,170	245,985	572,155		—	572,155	Bon-Ton JC Penney Sears Kohl’s	1/31/10 3/31/10 4/30/09 1/31/25
Cumberland Mall Vineland, NJ	Enclosed Mall	Same Store Redev.	100%	2005	1973/2003	2	283,365	365,076	648,441	BJ’s Boscov’s	273,230	921,671	Boscov’s Home Depot JC Penney Value City	N/A 10/31/19 11/30/08 7/31/08
Echelon Mall Voorhees, NJ	Enclosed Mall	Same Store	100%	2003	1970/1998	7	297,323	433,202	730,525	Boscov’s Strawbridge’s	396,783	1,127,308	Boscov’s Strawbridge’s	N/A N/A
Jacksonville Mall Jacksonville, NC	Enclosed Mall	Same Store	100%	2003	1981/1998	7	242,115	231,771	473,886		—	473,886	Belk JC Penney Sears	8/21/11 8/31/10 8/4/11

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (December 31, 2005)

PORTFOLIO SUMMARY—RETAIL

(Ordered by State)

Retail Properties (1)	Property Subtype	Same Store/ New	Ownership Interest	Date Acquired	Year Built/ Last Renovated	Years Since Renovation	Owned GLA (anchors)	Owned GLA (non- anchors)	TOTAL Owned GLA	Space Not Owned (Name/GLA)		TOTAL Property GLA	Anchors / Majors Tenants	Lease Expiration
Crest Plaza Shopping Center Allentown, PA	Strip Center	Same Store	100%	1964	1959/2003	2	53,445	60,826	114,271	Target	143,130	257,401	Weis Market Target	1/31/07 N/A
Lehigh Valley Mall (4) Allentown, PA	Enclosed Mall	Same Store	50%	1973	1977/1996	9	212,000	452,703	664,703	JC Penney Strawbridge’s Firestone	371,986	1,036,689	Macy’s JC Penney Strawbridge’s	7/31/12 N/A N/A
South Mall (2) Allentown, PA	Enclosed Mall	Same Store Redev.	89%	2003	1975/1992	13	188,858	214,742	403,600		—	403,600	Bon-Ton Stein Mart Steve & Barry’s	1/28/11 10/31/06 1/31/11
Whitehall Mall (4) Allentown, PA	Power Center	Same Store	50%	1964	1964/1998	7	294,635	259,383	554,018		—	554,018	Kohl’s Sears Bed, Bath & Beyond	3/9/07 9/18/11 1/31/10
Logan Valley Mall Altoona, PA	Enclosed Mall	Same Store	100%	2003	1960/1997	8	454,387	327,241	781,628		—	781,628	JC Penney Kaufmann’s Sears	6/30/17 1/31/10 10/31/16
Capital City Mall Camp Hill, PA	Enclosed Mall	Same Store Redev.	100%	2003	1974/2005	0	204,301	252,145	456,446	Hecht’s	120,000	576,446	JC Penney Hecht’s Sears	11/30/10 N/A 7/28/09
Chambersburg Mall (2) Chambersburg, PA	Enclosed Mall	Same Store	89%	2003	1982	23	241,690	212,252	453,942		—	453,942	Bon-Ton JC Penney Sears Value City	1/28/11 3/31/12 2/9/10 2/28/07
Palmer Park Mall Easton, PA	Enclosed Mall	Same Store	100%	1972/2003	1972/1998	7	314,235	139,558	453,793		—	453,793	Bon-Ton Boscov’s	7/25/14 10/31/18
Exton Square Mall Exton, PA	Enclosed Mall	Same Store	100%	2003	1973/2000	5	440,301	369,988	810,289	Strawbridge’s K-Mart	277,468	1,087,757	Boscov’s JC Penney K-Mart Sears Strawbridge’s	10/31/19 5/31/20 N/A 1/31/20 N/A
North Hanover Mall (2) Hanover, PA	Enclosed Mall	Same Store	89%	2003	1967/1999	6	288,177	164,903	453,080		—	453,080	Bon-Ton JC Penney Black Rose Antiques Sears	9/30/06 1/31/11 N/A 11/30/09
Paxton Towne Centre Harrisburg, PA	Power Center	Same Store	100%	1999	2001	4	151,627	292,856	444,483	Target Costco	273,058	717,541	Target Kohl’s Weis Markets Costco	N/A 1/25/21 11/30/20 N/A
Red Rose Commons (4) Lancaster, PA	Power Center	Same Store	50%	1998	1998	7	—	263,452	263,452	Weis Markets Home Depot	199,590	463,042	Weis Markets Home Depot	N/A N/A
The Court at Oxford Valley (4) Langhorne, PA	Power Center	Same Store	50%	1997	1996	9	176,831	280,032	456,863	Home Depot BJ’s	247,623	704,486	Best Buy BJ’s Dick’s Sporting Goods Home Depot Linens N Things	12/31/11 N/A 4/15/11 N/A 2/14/17
Beaver Valley Mall Monaca, PA	Enclosed Mall	Same Store	100%	2002	1970/1991	14	511,267	434,860	946,127	Kaufmann’s	204,770	1,150,897	Boscov’s JC Penney Sears Kaufmann’s	9/30/18 9/30/17 8/15/11 N/A
Lycoming Mall (2) Pennsdale, PA	Enclosed Mall	Same Store Redev.	89%	2003	1978/1990	15	321,441	341,571	663,012	Kaufmann’s	120,000	783,012	Bon-Ton JC Penney Kaufman’s Sears Value City	7/31/11 10/31/10 N/A 7/31/08 7/31/08

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (December 31, 2005)

PORTFOLIO SUMMARY—RETAIL

(Ordered by State)

Retail Properties (1)	Property Subtype	Same Store/ New	Ownership Interest	Date Acquired	Year Built/ Last Renovated	Years Since Renovation	Owned GLA (anchors)	Owned GLA (non- anchors)	TOTAL Owned GLA	Space Not Owned (Name/GLA)		TOTAL Property GLA	Anchors / Majors Tenants	Lease Expiration
Northeast Tower Center Philadelphia, PA	Power Center	Same Store	100%	1998/1999	1997/1998	7	119,388	182,521	301,909	Raymour & Flanigan Home Depot	175,311	477,220	Home Depot Petsmart Raymour & Flanigan Wal-Mart	N/A 2/28/12 N/A 1/31/14
The Gallery at Market East I (3) Philadelphia, PA	Enclosed Mall	Same Store	100%	2003	1977/1990	15		193,487	193,487		—	193,487	K-Mart Strawbridge’s	N/A N/A
The Gallery at Market East II (3) Philadelphia, PA	Enclosed Mall	Same Store	100%	2004	1984	21	127,271	206,302	333,573		—	333,573	Burlington Coat Factory	2/28/2032
Plymouth Meeting Mall Plymouth Meeting, PA	Enclosed Mall	Same Store Redev.	100%	2003	1966/1999	6	185,000	413,614	598,614	Strawbridge’s	214,635	813,249	AMC Theater Boscov’s Strawbridge’s	12/31/18 10/31/16 N/A
Metroplex Shopping Center (4) Plymouth Meeting, PA	Power Center	Same Store	50%	1999	2001	4	67,185	410,276	477,461	Target Lowe’s	300,729	778,190	Target Lowe’s Giant	N/A N/A 2/28/21
Viewmont Mall (2) Scranton, PA	Enclosed Mall	Same Store	89%	2003	1968/1996	9	386,262	236,975	623,237	Kaufmann’s	120,000	743,237	JC Penney Sears Kaufmann’s	10/31/10 12/31/10 N/A
Springfield Mall Springfield, PA	Enclosed Mall	New	50%	2005	1974/1997	8	—	221,514	221,514	Macy’s Strawbridge’s	367,176	588,690	Macy’s Strawbridge’s	N/A N/A
Springfield Park I & II Springfield, PA	Strip Center	Same Store	50%	1997/1998	1997/1998	7	83,539	43,432	126,971	Target	145,669	272,640	Target Bed, Bath & Beyond LA Fitness	N/A 1/31/09 3/31/17
Nittany Mall (2) State College, PA	Enclosed Mall	Same Store	89%	2003	1968/1990	15	221,462	215,783	437,245	Kaufmann’s	95,000	532,245	Bon-Ton JC Penney Kaufmann’s Sears	1/31/08 7/31/10 N/A 8/31/10
Uniontown Mall (2) Uniontown, PA	Enclosed Mall	Same Store	89%	2003	1972/1990	15	421,378	277,173	698,551		—	698,551	Bon-Ton JC Penney Roomful Express Furn. Sears Teletech Customer Care Value City	1/31/11 10/31/10 3/26/10 2/25/08 6/28/08 7/31/07
Creekview Shopping Center Warrington, PA	Power Center	Same Store	100%	1999	2001	4	—	136,086	136,086	Target Lowe’s	288,916	425,002	Target Lowe’s Genuardi’s	N/A N/A 12/31/21
Washington Crown Center (2) Washington, PA	Enclosed Mall	Same Store	89%	2003	1969/1999	6	245,401	288,173	533,574	Kaufmann’s	140,095	673,669	Sears Bon-Ton Gander Kaufmann’s	8/17/09 1/31/10 7/24/13 N/A
Wyoming Valley Mall Wilkes-Barre, PA	Enclosed Mall	Same Store	100%	2003	1974/1995	10	592,110	321,771	913,881		—	913,881	Bon-Ton JC Penney Sears Kaufmann’s	1/31/07 1/31/07 8/1/11 1/31/07
Willow Grove Park Willow Grove, PA	Enclosed Mall	Same Store	100%	2000/2003	1982/2001	4	225,000	336,629	561,629	Sears Bloomingdale’s Strawbridge	641,861	1,203,490	Sears Bloomingdale’s Strawbridge’s Macy’s	N/A N/A N/A 1/31/22
Magnolia Mall Florence, SC	Enclosed Mall	Same Store	100%	1997	1979/1992	12	343,118	228,634	571,752		—	571,752	Belk Best Buy JC Penney Sears	1/31/11 1/31/13 3/31/07 10/16/09

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (December 31, 2005)

PORTFOLIO SUMMARY—RETAIL

(Ordered by State)

Retail Properties (1)	Property Subtype	Same Store/ New	Ownership Interest	Date Acquired	Year Built/ Last Renovated	Years Since Renovation	Owned GLA (anchors)	Owned GLA (non- anchors)	TOTAL Owned GLA	Space Not Owned (Name/GLA)		TOTAL Property GLA	Anchors / Majors Tenants	Lease Expiration
The Commons at Magnolia Florence, SC	Strip Center	Same Store	100%	1999	1991/2002	3	51,574	52,915	104,489	Target	126,200	230,689	Goody’s Target	5/31/12 N/A
New River Valley Mall(2) Christiansburg, VA	Enclosed Mall	Same Store Redev.	89%	2003	1988	17	240,306	187,777	428,083		—	428,083	Belk JC Penney Sears	4/19/08 3/31/08 8/2/08
Patrick Henry Mall(2) Newport News, VA	Enclosed Mall	Same Store Redev.	89%	2003	1988/2005	0	229,369	297,893	527,262	Hecht’s	140,000	667,262	Dillard’s JC Penney Hecht’s	4/30/08 10/31/15 N/A
Valley View Mall La Crosse, WI	Enclosed Mall	Same Store Redev.	100%	2003	1980/2001	4	96,357	235,400	331,757	Herberger’s Marshall Fields Sears	254,596	586,353	JC Penney Herberger’s Marshall Fields Sears	7/31/10 N/A N/A N/A
Crossroads Mall Beckley, WV	Enclosed Mall	Same Store	100%	2003	1981	24	256,248	194,980	451,228		—	451,228	Sears JC Penney Belk	3/31/11 12/31/11 11/4/08
Properties Held For Sale
Schuylkill Mall Frackville, PA	Enclosed Mall	Same Store	100%	2003	1980/1991	14	346,990	318,756	665,746	Bon-Ton	60,916	726,662	K-Mart Sears Bon-Ton Black Diamond Antiques	10/31/10 10/31/10 N/A 12/31/04

TOTAL ASSETS HELD FOR SALE							346,990	318,756	665,746	—	60,916	726,662

TOTAL CONTINUING PROPERTIES							11,606,333	13,592,404	25,198,737	—	8,577,454	33,776,191

TOTAL CONSOLIDATED							11,119,133	11,980,368	23,099,501		7,005,597	30,105,098

TOTAL UNCONSOLIDATED PARTNERSHIPS							834,190	1,930,792	2,764,982		1,632,773	4,397,755

TOTAL FOR ALL PROPERTIES							11,953,323	13,911,160	25,864,483		8,638,370	34,502,853

AVERAGE FOR ALL PROPERTIES						8.9

(1)	Does not include 108,100 sf at Westgate Anchor pad in Bethlehem, PA leased to Bon-Ton with expiration date of 11/23/2010

(2)	PREIT has an 89% ownership interest and a 99% economic interest in these properties. These properties are consolidated for financial reporting purposes.

(3)	The Gallery at Market East I & The Gallery at Market East II were counted as one property.

(4)	Property is managed by a third party.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (December 31, 2005)

PORTFOLIO SUMMARY—RETAIL

Summary of Retail Properties

#/Owned GLA		#/Owned GLA		#/Owned GLA				#/Owned GLA
Enclosed Mall		PREIT Managed		Same Store				Consolidated

39	22,475,314	46	23,447,986	37	18,692,622			44	23,099,501
				10	5,146,583	(redev	)

Power/Strip Center		Third Party Managed		New				Unconsolidated Partnerships

12	3,389,169	5	2,416,497	4	2,025,278			7	2,764,982

51	25,864,483	51	25,864,483	51	25,864,483			51	25,864,483

Five largest assets (Owned GLA) as a % of Total	17.1%
Largest asset (Owned GLA) as a % of Total	3.7%

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (December 31, 2005)

ANNUAL ACTIVITY

Property Acquisitions/Dispositions Summary

Name of Project, Location		Square Feet/Acres(1)	Ownership Interest	Date or Expected Date Acquired, Completed, or Sold	Total Cost or Price	PREIT’s Cost or Price	Expected NOI Cap (2)	Major Tenants
Acquisitions:
Cumberland Mall, Vineland, New Jersey	Square Feet	919,241	100%	1Q05	$59,500,000	$59,500,000	10.2%	Boscov’s, JC Penney, Value City
Gadsden Mall, Gadsden, Alabama	Square Feet	477,549	100%	1Q05	58,800,000	58,800,000	8.5%	Sears, McRae’s, Belk
Springfield Mall, Springfield, Pennsylvania	Square Feet	588,690	50%	4Q05	103,500,000	51,750,000	7.1%	Macy’s, Strawbridge’s
Woodland Mall, Grand Rapids, Michigan	Square Feet	1,194,083	100%	4Q05	177,400,000	177,400,000	7.9%	Sears, JCPenney, Marshall Fields

TOTAL RETAIL ACQUISITIONS	Square Feet	3,179,563			$399,200,000	$347,450,000
Land Acquisitions:
Land at Lacey Township, Ocean County, New Jersey	Acres	45	100%	2Q05, 3Q05	$11,600,000	$11,600,000	N/A	Home Depot
Land at New Garden, Chester County, Pennsylvania	Acres	33	100%	2Q05, 4Q05	6,600,000	6,600,000	N/A
Land at Magnolia Mall, Florence, South Carolina(3)	Acres	73	100%	2Q05	5,900,000	5,900,000	N/A
Land at New River Valley, Christiansburg, Virginia	Acres	15	100%	3Q05	4,100,000	4,100,000	N/A

TOTAL LAND ACQUISITIONS	Acres	166			28,200,000	28,200,000
Pending Acquisitions:
Land at New Garden, Chester County, Pennsylvania	Acres	155	100%	1Q06	$23,500,000	$23,500,000	N/A
Land in Gainesville, Florida	Acres	540	100%	1Q06	21,500,000	21,500,000	N/A

TOTAL PENDING ACQUISITIONS	Acres	695			$45,000,000	$45,000,000
Dispositions
Parcel of Land - Wiregrass Commons, Dothan, Alabama	Acres	0.2	100%	1Q05	$60,536	$60,536	N/A
Home Depot Parcel, Philadelphia, Pennsylvania	Acres	14	100%	2Q05	12,500,000	12,500,000	N/A	Home Depot
Christiana Power Center - Phase II Property, Newark, Delaware	Acres	32	50%	3Q05	17,000,000	9,500,000	N/A
Laurel Mall, Hazleton, Pennsylvania	Square Feet	453,793	40%	3Q05	33,500,000	13,400,000	10.0%	Boscov’s, K-Mart, JC Penney
Industrial Properties (ARA Services, Allentown, PA, ARA Services, Pennsauken, NJ, Interstate Container Corporation, Sears Pennsauken)	Square Feet	254,791	100%	3Q05	4,300,000	4,300,000	N/A
Festival at Exton, Exton, Pennsylvania	Square Feet	145,043	100%	4Q05	20,150,000	20,150,000	N/A	Sears Hardware

TOTAL DISPOSITIONS	Square Feet	853,627			$87,510,536	$59,910,536
	Acres	46.2
Pending Dispositions:
Schuylkill Mall, Frackville, Pennsylvania	Square Feet	726,662	100%	2Q06	N/A	N/A	N/A	Bon-Ton, K-Mart, Sears
Land at Florence, South Carolina	Acres	11	100%	1Q06	N/A	N/A	N/A

TOTAL PENDING DISPOSITIONS	Square Feet	726,662			N/A	N/A
	Acres	11.0

(1)	Includes both owned and non-owned square footage.

(2)	Expected NOI Cap is defined as PREIT’s share of NOI in the year of stabilization divided by PREIT’s share of the investment, except in the case of partner buyout.

(3)	Previously ground leased land.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (December 31, 2005)

Development Activity

NAME OF PROJECT LOCATION	TOTAL PROJECTED PROPERTY GLA (sq ft) (1)	PREIT’S SHARE	PREIT’s PROJECTED SHARE OF COST	PREIT’s SHARE OF INVESTMENT TO DATE	EXPECTED STABILIZED NOI CAP	CONSTRUCTION START DATE	DATE OF INITIAL OCCUPANCY	EXPECTED DATE OF COMPLETION	% OF SPENDING COMPLETED		% LEASED		% OCCUPIED	DESCRIPTION
Power Center
Lacey (2) Lacey Township, NJ	296,000	100%	$39,300,000	$16,000,000	6.1%	4Q05	1Q07	4Q07	41%		46%		0%	A retail shopping center will be built, anchored by Home Depot. There will also be at least two outparcels.
New Garden New Garden Township, PA	TBD	100%	TBD	8,700,000	TBD	TBD	TBD	TBD	N/	A	N/	A	0%	TBD
The Plaza at Magnolia Florence, SC	240,000	100%	11,500,000	4,500,000	11.0%	1Q06	2Q06	3Q07	39%		10%		0%	Across the street from Magnolia Mall, a 240,000 sf power center will be added with Home Depot as the anchor and four outparcel locations.
New River Valley Retail Center Christiansburg, VA	170,000	100%	26,800,000	4,500,000	8.7%	4Q06	3Q07	1Q08	17%		0%		0%	A power center is planned adjacent to the existing New River Valley Mall.
Mixed Use
Gainesville Gainesville, FL	TBD	100%	TBD	2,900,000	TBD	TBD	TBD	TBD	N/	A	N/	A	0%	On 2/8/06, PREIT purchased a 540 acre parcel of land for $21.5 million. The Company’s plans include a mixed-use development program.
Land
Valley View Downs(3) South Beaver Township, PA	300,000	TBD	10,000,000	1,200,000	(3)	TBD	TBD	TBD	12%		N/	A	0%	PREIT will manage the development of a harness racetrack and a casino accommodating up to 3,000 slot machines on an approximately 208 acre property.
Pavilion at Market East (4) Philadelphia, PA	TBD	50%	TBD	1,500,000	TBD	TBD	TBD	TBD	N/	A	N/	A	0%	TBD

Total Develop- ment Activity	1,006,000		$87,600,000	$39,300,000	7.7%

(1)	GLA & total project cost include tenants that purchased their respective land; therefore, the % leased & occupied will also include these tenants.

(2)	Home Depot is expected to open in 1Q07 with the balance of the Shopping Center to open during the 4Q07.

(3)	Our acquisition of the Site and the construction of the racetrack require the issuance to Valley View Downs of the sole remaining unissued harness racetrack license (the “Racing License”) in Pennsylvania. The construction of the casino requires the issuance to Valley View Downs, under the Pennsylvania Race Horse Development and Gaming Act, of a license for Alternative Gaming. Valley View Downs had been one of two applicants for the Racing License. There have been a number of hearings on the applications before the Pennsylvania Harness Racing Commission, and on November 3, 2005, the Harness Racing Commission issued an order denying award of the license to both of the applicants. On December 8, 2005, Valley View Downs filed with the Commission a motion for reconsideration and request to re-open the record for the purpose of presenting additional information relating to concerns identified in the Order. In addition, Valley View Downs filed an appeal of the ruling in the Pennsylvania Commonwealth Court. Valley View Downs is awaiting action by the Court and Commission regarding these appeals. However, we are unable to predict whether or when Valley View Downs will be issued the Racing License.

(4)	The Partnership’s original development plans for the Pavilion at Market East are under review. The company retains a 50% interest in the partnership.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (December 31, 2005)

Redevelopment Activity (1)

NAME OF PROJECT LOCATION	TOTAL PROJECTED PROPERTY GLA (sq ft) (1)	PREIT’S SHARE	PREIT’s PROJECTED SHARE OF COST	PREIT’s SHARE OF INVESTMENT TO DATE	EXPECTED STABILIZED NOI CAP	CONST START DATE	DATE OF INITIAL OCCUPANCY	EXPECTED DATE OF COMPLETION	% OF SPENDING COMPLETED	DESCRIPTION
Enclosed Mall
Capital City Mall Camp Hill, PA	640,000	100%	$11,600,000	$7,200,000	10.8%	1Q05	4Q05	2Q06	62%	The existing food court will be redeveloped into new specialty retail space; a new eight-bay food court and two family-themed restaurants will be added.
Patrick Henry Mall Newport News, VA	710,000	100%	26,900,000	20,300,000	10.0%	1Q05	4Q05	3Q06	75%	Dillard’s Men’s store was merged with Dillard’s; Dick’s Sporting Goods, Borders and new mall shops will occupy the old Dillard’s Men’s store.
Cumberland Mall Vineland, NJ	950,000	100%	5,400,000	2,300,000	10.6%	2Q05	1Q06	1Q06	43%	A Best Buy will be added on land adjacent to the Cumberland Mall.
New River Valley Mall Christiansburg, VA	440,000	100%	23,000,000	1,000,000	8.5%	4Q05	1Q06	1Q07	4%	Regal Cinemas will be relocated and expanded into a free-standing 14 screen theater. Also, Red Robin restaurant will be added at the mall.
Valley View Mall LaCrosse, WI	600,000	100%	3,600,000	700,000	10.0%	4Q05	3Q06	4Q06	19%	Barnes & Noble will be added to the mall in a 31,000 sf in- line location.
South Mall Allentown, PA	420,000	100%	6,900,000	100,000	8.1%	1Q06	3Q06	4Q07	1%	Ross Dress For Less will be added at the Stein Mart end of the center and Gold’s Gym will be expanded. A Starbucks drive-through concept will open on a pad location.
Francis Scott Key Mall Frederick, MD	720,000	100%	3,500,000	100,000	8.5%	1Q06	3Q06	4Q06	3%	A 27,000 sf Barnes & Noble will be added.
Lycoming Mall Pennsdale, PA	810,000	100%	11,800,000	900,000	11.0%	1Q06	3Q06	4Q06	8%	Dick’s Sporting Goods, Borders, and Old Navy will occupy in-line space; Applebees and Best Buy will open outparcel locations. A cosmetic renovation is also planned.
Plymouth Meeting Mall Plymouth Meeting, PA	1,100,000	100%	53,400,000	18,900,000	9.5%	4Q06	4Q07	4Q08	35%	A 200,000 sf lifestyle addition will include a 70,000 sf Whole Foods market and 6 themed restaurants.
Cherry Hill Mall Cherry Hill, NJ	1,400,000	100%	40,000,000	900,000	8.5%	1Q03	1Q07	4Q07	2%	PREIT will add Bistro Row and new leaseable area.
Mixed Use
Echelon Mall (Voorhees Town Center) (2) Voorhees, NJ	TBD	TBD	TBD	1,600,000	TBD	TBD	TBD	TBD	TBD	Redevelopment plans for the Echelon Mall include reducing the mall size to allow development of a mixed-use town center at the eastern half of the property, together with renaming the asset as Voorhees Town Center.

Total Redevelopment Activity	7,790,000		$186,100,000	$54,000,000	9.4%

(1)	GLA and total project cost include tenants that purchased their respective land.

(2)	For more information see PREIT’s press release from 9/14/05.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (December 31, 2005)

Top Twenty Tenants (by share of PREIT’s Annualized Base Rent)

	Number of Stores			GLA of Stores			Annualized Base Rent	PREIT’s share of Annualized Base Rent (2)		Percent of PREIT’s Total Retail Base Rent
Tenant	Fixed Rent	Percentage Rent In Lieu of Fixed Rent or Common Area Costs (1)	Total	Fixed Rent	Percentage Rent In Lieu of Fixed Rent or Common Area Costs (1)	Total
Gap, Inc.	57	5	62	713,166	35,137	748,303	$14,655,910	$13,706,910		4.35%
Limited Brands, Inc.	87	19	106	541,199	90,262	631,461	13,458,535	12,585,730		3.99%
Foot Locker, Inc.	81	4	85	424,712	8,532	433,244	8,747,193	8,302,703		2.63%
JC Penney Company, Inc.	23	6	29	2,295,459	824,327	3,119,786	7,099,316	7,099,316		2.25%
Sears Holding Corporation	28	4	32	3,000,483	725,201	3,725,684	6,209,010	6,065,264		1.92%
Zales Corporation	92	0	92	76,152	—	76,152	6,048,343	5,786,519		1.84%
Luxottica Group S.p.A.	89	2	91	155,664	932	156,596	5,412,590	5,035,793		1.60%
Hallmark Cards, Inc.	58	2	60	208,655	8,482	217,137	4,839,942	4,645,858		1.47%
American Eagle Outfitters, Inc.	32	2	34	173,192	8,813	182,005	4,651,146	4,440,259		1.41%
Sterling Jewelers, Inc.	46	0	46	64,502	—	64,502	4,588,911	4,401,411		1.40%
Borders Group Inc.	33	2	35	211,133	7,928	219,061	4,262,060	3,995,397		1.27%
Transworld Entertainment Corp.	31	0	31	157,951	—	157,951	3,422,824	3,335,946		1.06%
The Finish Line, Inc.	32	1	33	152,080	5,960	158,040	3,292,591	3,292,591		1.04%
Regis Corporation	94	0	94	113,555	—	113,555	3,412,768	3,284,780		1.04%
The Bon-Ton Dept. Stores, Inc.	15	1	16	1,077,982	60,916	1,138,898	2,973,869	2,973,869		0.94%
Aeropostale, Inc.	34	0	34	115,732	—	115,732	2,940,563	2,790,090		0.89%
Sun Capital Partners, Inc.	27	2	29	87,977	7,810	95,787	2,948,192	2,708,032		0.86%
Pacific Sunwear of California	35	4	39	112,792	14,352	127,144	2,764,161	2,672,833		0.85%
Charming Shoppes, Inc.	28	2	30	171,978	12,539	184,517	2,870,047	2,657,420		0.84%
Shoe Show, Inc.	33	0	33	162,465	—	162,465	2,680,854	2,615,137		0.83%

Total Top 20 Tenants	955	56	1,011	10,016,829	1,811,191	11,828,020	$107,278,825	$102,395,858		32.49%

Total Retail Leased			3,607			24,017,422	$328,129,515	$315,183,488	(3)	100.00%

(1)	Income from lease(s) in which tenant pays percentage rent in lieu of fixed rent or common area costs are not included in annualized base rent.

(2)	Includes PREIT’s proportionate share of tenant rents from partnership properties based on PREIT’s ownership percentage in the respective partnerships.

(3)	PREIT’s share of annualized base rent is derived by annualizing 4th quarter base rent. Straight line rent is not included in the base rent figures.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (December 31, 2005)

Retail Lease Expiration Schedule - Anchors(1)

Year	Leases	Gross Leasable Area		Annualized Base Rent			Average Expiring Base Rent psf
Lease Expiration Year	Number of Leases Expiring	Expiring GLA	Percent of Total	Rent in Expiring Year	PREIT’s Share of Rent in Expiring Year (3)	Percent of Total (PREIT’s Share)
2005 and Prior (2)	1	154,852	1.32%	$188,400	$188,400	0.53%	$1.22
2006	4	107,219	0.92%	475,011	475,011	1.34%	4.43
2007	9	822,331	7.02%	2,055,073	2,045,173	5.77%	2.50
2008	17	1,226,147	10.47%	3,206,682	3,206,682	9.05%	2.62
2009	12	929,598	7.94%	2,713,570	2,321,570	6.55%	2.92
2010	22	2,089,444	17.84%	6,144,328	6,144,328	17.35%	2.94
2011	22	1,847,700	15.77%	6,242,565	5,119,750	14.45%	3.38
2012	3	302,710	2.58%	512,783	475,902	1.34%	1.69
2013	6	453,533	3.87%	2,728,654	2,728,654	7.70%	6.02
2014	6	662,582	5.66%	2,081,285	2,081,285	5.88%	3.14
2015	1	85,212	0.73%	468,666	468,666	1.32%	5.50
Thereafter	23	3,033,063	25.89%	11,495,182	10,164,586	28.70%	3.79

Totals:	126	11,714,391	100%	$38,312,199	$35,420,007	100%	$3.27

Retail Lease Expiration Schedule - Non-Anchors(1)

Year	Leases	Gross Leasable Area		Annualized Base Rent			Average Expiring Base Rent psf
Lease Expiration Year	Number of Leases Expiring	Expiring GLA	Percent of Total	Rent in Expiring Year	PREIT’s Share of Rent in Expiring Year (3)	Percent of Total (PREIT’s Share)
2005 and Prior (2)	236	595,689	4.84%	$13,745,835	$13,214,865	4.89%	$23.08
2006	399	1,057,971	8.60%	23,527,068	21,580,956	7.98%	22.24
2007	481	1,346,217	10.94%	29,726,123	28,257,617	10.45%	22.08
2008	404	1,175,389	9.55%	29,040,341	27,896,430	10.31%	24.71
2009	410	1,136,760	9.24%	29,682,740	28,683,004	10.60%	26.11
2010	427	1,404,584	11.42%	34,117,579	32,775,899	12.12%	24.29
2011	265	1,238,935	10.07%	28,966,807	25,264,258	9.34%	23.38
2012	231	985,049	8.01%	24,875,807	22,774,882	8.42%	25.25
2013	180	615,727	5.00%	16,292,228	15,045,681	5.56%	26.46
2014	158	568,686	4.62%	15,416,167	13,510,192	4.99%	27.11
2015	168	747,196	6.07%	18,997,490	16,722,379	6.18%	25.43
Thereafter	122	1,430,828	11.63%	26,628,525	24,786,130	9.16%	18.61

Totals:	3,481	12,303,031	100%	$291,016,710	$270,512,293	100%	$23.65

(1)	Includes only Owned space.

(2)	Includes all tenant leases which have already expired and are on a month-to-month basis.

(3)	Includes PREIT’s proportionate share of tenant rents from partnership properties based on PREIT’s ownership percentage in the respective partnerships.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (December 31, 2005)

Leasing Activity Summary

	Number	GLA	Average Previous Base Rent psf	Average New Base Rent psf	Increase/ Decrease in Base Rent psf	Annualized Tenant Improvements psf (1)
Previously Leased Space:

1st Quarter	17	78,456	$26.14	$28.40	$2.26	$5.02
2nd Quarter	24	82,653	26.05	29.58	3.53	3.32
3rd Quarter (2)	71	124,764	31.73	36.89	5.16	2.17
4th Quarter	27	81,680	20.19	24.40	4.21	2.07

Total or Average	139	367,553	$26.70	$30.66	$3.96	$3.01

Previously Vacant Space:

1st Quarter	19	42,134	$—	$29.51	$29.51	$3.42
2nd Quarter	25	138,153	—	16.62	16.62	2.56
3rd Quarter (2)	51	204,737	—	19.26	19.26	0.79
4th Quarter	34	155,048	—	20.37	20.37	2.87

Total or Average	129	540,072	$—	$19.70	$19.70	$2.05

Renewal (3)

1st Quarter (4)	81	765,662	$7.82	$8.17	$0.35	$—
2nd Quarter (5)	97	971,952	8.04	8.18	0.14	0.03
3rd Quarter (6)	93	521,100	10.55	11.05	0.50	0.02
4th Quarter (7)	104	467,354	15.72	16.00	0.28	0.01

Total or Average	375	2,726,068	$9.77	$10.07	$0.29	$0.02

(1)	These leasing costs are presented as annualized costs per square foot and are spread uniformly over the life of the lease.

(2)	Previously leased space includes 32 leases for ATMs. Excluding these leases, previously leased space would have been 39 leases with 124,476 square feet for an average new base rent per square foot of $26.00, an increase of $4.37 per square foot. Previously vacant space includes 12 leases for ATMs. Excluding these leases, previously vacant space would have been 39 leases with 204,629 square feet for an average new base rent psf of $17.43.

(3)	This category includes expansions, relocations, lease extensions and modifications.

(4)	Includes eight anchor leases for 561,135 square feet for an average base rent of $3.29 per square foot. Also includes 73 renewal leases for 204,527 square feet with an average new base rent psf of $21.57, representing an increase of $1.30 in base rent psf.

(5)	Includes six anchor leases for 630,896 square feet for an average base rent of $2.10 per square foot. Also includes 91 renewal leases for 341,056 square feet with an average new base rent psf of $19.41, representing an increase of $0.42 in base rent psf.

(6)	Includes three anchor leases for 308,613 square feet for an average base rent of $3.07 per square foot. Also includes 90 renewal leases for 212,487 square feet with an average new base rent psf of $22.64, representing an increase of $1.24 in base rent psf.

(7)	Includes two anchor leases for 161,445 square feet for an average base rent of $3.32 per square foot. Also includes 102 renewal leases for 305,909 square feet with an average new base rent psf of $22.70, representing an increase of $0.43 in base rent psf.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (December 31, 2005)

Capital Expenditures

	Three months ended December 31, 2005			Twelve months ended December 31, 2005
Retail	Consolidated	Unconsolidated Partnerships	Total	Consolidated	Unconsolidated Partnerships	Total
New development projects	$3,911,000	$—	$3,911,000	$29,714,000	$—	$29,714,000
Redevelopment projects with incremental GLA and/or Anchor Replacement	15,841,000	—	15,841,000	38,403,000	650,000	39,053,000
Renovation with no incremental GLA	110,000	—	110,000	1,988,000	83,000	2,071,000
Tenant allowances	6,355,000	9,000	6,364,000	17,401,000	800,000	18,201,000
Operational capital expenditures at properties:
CAM expenditures	4,526,000	—	4,526,000	9,968,000	—	9,968,000
Non-CAM expenditures	758,000	653,000	1,411,000	2,477,000	841,000	3,318,000

Subtotal operational capital expenditures at properties	$5,284,000	$653,000	$5,937,000	$12,445,000	$841,000	$13,286,000

Total	$31,501,000	$662,000	$32,163,000	$99,951,000	$2,374,000	$102,325,000

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (December 31, 2005)

Retail Portfolio

(Includes Non-Anchor Owned Space)

	December 31, 2005			% Change			December 31, 2004
	Avg Base Rent psf (1)	Avg % Rent psf (1)	Additional Charges psf (1)	Avg Base Rent psf (1)	Avg % Rent psf (1)	Additional Charges psf (1)	Avg Base Rent psf (1)	Avg % Rent psf (1)	Additional Charges psf (1)
Enclosed Malls weighted average	$25.01	$0.82	$9.57	6.2%	-0.3%	7.3%	$23.54	$0.82	$8.92
Power Centers weighted average	$16.28	$0.06	$3.14	5.4%	25.7%	6.0%	$15.44	$0.05	$2.97
Strip Centers weighted average	$15.64	$—	$2.30	9.2%	N/A	-7.7%	$14.32	$—	$2.49

Retail Portfolio weighted average	$23.55	$0.69	$8.49	6.6%	1.2%	8.1%	$22.09	$0.68	$7.86

Consolidated Properties	$24.01	$0.78	$8.94	6.4%	2.1%	6.8%	$22.56	$0.76	$8.37
Partnership Properties	$21.01	$0.20	$6.04	9.2%	-0.3%	25.3%	$19.25	$0.20	$4.82

PRI-managed	$24.18	$0.77	$9.02	7.2%	1.6%	8.0%	$22.55	$0.76	$8.35
Non PRI-managed	$19.45	$0.16	$5.08	0.9%	-23.7%	5.4%	$19.28	$0.21	$4.82

Same Properties/Existing	$23.04	$0.71	$7.96	4.3%	4.8%	1.3%	$22.09	$0.68	$7.86
New	$28.79	$0.44	$13.99	N/A	N/A	N/A	N/A	N/A	N/A

(1)	Base rent is actual for the fourth quarter 2005. Additional charges and % rent are projections for 2005.

(Includes Only Owned Space)

	December 31, 2005		Occupancy Change in % Occupancy		December 31, 2004
	Total w/Anchor % Leased	In-Line only (Non-Anchor) % Leased	Total w/Anchor % Leased	In-Line only (Non-Anchor) % Leased	Total w/Anchor % Leased	In-Line only (Non-Anchor) % Leased
Enclosed Malls weighted average	91.3%	87.0%	-0.2%	-0.3%	91.5%	87.3%
Power Centers weighted average	97.8%	96.7%	1.0%	1.7%	96.8%	95.0%
Strip Centers weighted average	96.1%	90.7%	-0.1%	-0.3%	96.2%	91.0%

Retail Portfolio weighted average	92.2%	88.4%	0.0%	-0.1%	92.2%	88.6%

Consolidated Properties	91.5%	87.0%	-0.2%	-0.6%	91.7%	87.6%
Partnership Properties	98.1%	97.2%	1.5%	2.2%	96.6%	95.0%

PRI-managed	91.5%	87.1%	-0.2%	-0.4%	91.7%	87.5%
Non PRI-managed	98.8%	98.3%	1.9%	2.7%	96.9%	95.6%

Same Properties	92.0%	88.1%	-0.2%	-0.5%	92.2%	88.6%
New	94.5%	92.0%	N/A	N/A	N/A	N/A

*	Westgate Anchor Pad consists of a 108,100 sf. Bon-Ton Store for which PREIT receives $307,003/yr ($2.84/sf) and is not included in the Occupancy and Rent reports.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (December 31, 2005)

Enclosed Malls

(Includes Only Owned Space)

	December 31, 2005		Change in % Occupancy		December 31, 2004
	Total w/Anchor % Leased	In-Line only (Non-Anchor) % Leased	Total w/Anchor % Leased	In-Line only (Non-Anchor) % Leased	Total w/Anchor % Leased	In-Line only (Non-Anchor) % Leased
Beaver Valley Mall	91.6%	81.6%	2.6%	5.1%	89.0%	76.5%
Capital City	96.4%	93.5%	-2.2%	-4.0%	98.6%	97.5%
Chambersburg Mall	93.2%	85.4%	0.9%	1.9%	92.3%	83.5%
Cherry Hill Mall	95.6%	95.6%	3.1%	3.1%	92.5%	92.5%
Crossroads Mall	96.8%	92.6%	1.7%	4.1%	95.1%	88.5%
Cumberland Mall	97.7%	95.9%	N/A	N/A	N/A	N/A
Dartmouth Mall	96.4%	94.1%	0.0%	0.0%	96.4%	94.1%
Echelon Mall	32.2%	53.3%	-4.9%	-10.4%	37.1%	63.7%
Exton Square Mall	93.1%	84.8%	-1.0%	-2.2%	94.1%	87.0%
Francis Scott Key Mall	94.1%	87.9%	-1.8%	-3.7%	95.9%	91.6%
Gadsden Mall	95.0%	88.2%	N/A	N/A	N/A	N/A
Jacksonville Mall	97.3%	94.5%	-0.5%	-1.1%	97.8%	95.6%
Lehigh Valley Mall	97.2%	95.8%	5.7%	8.1%	91.5%	87.7%
Logan Valley Mall	97.8%	94.6%	-0.1%	-0.4%	97.9%	95.0%
Lycoming Mall	88.7%	78.1%	-0.9%	-1.7%	89.6%	79.8%
Magnolia Mall	95.4%	88.5%	1.5%	4.0%	93.9%	84.5%
Moorestown Mall	94.2%	86.7%	0.1%	0.0%	94.1%	86.7%
New River Valley Mall	78.5%	85.6%	1.8%	4.1%	76.7%	81.5%
Nittany Mall	93.2%	86.2%	-0.3%	-0.6%	93.5%	86.8%
North Hanover Mall	93.4%	81.9%	0.0%	0.1%	93.4%	81.8%
Orlando Fashion Square	91.1%	81.0%	0.4%	1.8%	90.7%	79.2%
Palmer Park Mall	99.7%	99.1%	0.5%	1.9%	99.2%	97.2%
Patrick Henry Mall	90.4%	83.0%	-8.9%	-15.4%	99.3%	98.4%
Phillipsburg Mall	91.8%	81.0%	-0.8%	-1.6%	92.6%	82.6%
Plymouth Meeting	89.9%	85.4%	-2.8%	-4.0%	92.7%	89.4%
Schuylkill Mall	75.0%	66.2%	-1.5%	-3.1%	76.5%	69.3%
South Mall	92.2%	85.3%	-5.1%	-9.6%	97.3%	94.9%
Springfield Mall	95.9%	95.9%	N/A	N/A	N/A	N/A
The Gallery at Market East I	89.2%	89.2%	-1.4%	-1.4%	90.6%	90.6%
The Gallery at Market East II	86.8%	78.6%	5.3%	8.4%	81.5%	70.2%
The Mall at Prince Georges	97.2%	93.4%	0.1%	0.2%	97.1%	93.2%
Uniontown Mall	94.5%	86.1%	-1.5%	-3.8%	96.0%	89.9%
Valley Mall	98.8%	97.9%	-0.5%	-0.9%	99.3%	98.8%
Valley View Mall	92.3%	89.2%	-4.0%	-5.5%	96.3%	94.7%
Viewmont Mall	99.3%	98.3%	0.0%	0.0%	99.3%	98.3%
Washington Crown Center	91.8%	84.9%	-2.2%	-4.0%	94.0%	88.9%
Willow Grove Park	96.1%	93.4%	1.0%	1.6%	95.1%	91.8%
Wiregrass Mall	83.8%	83.8%	0.0%	0.0%	83.8%	83.8%
Woodland Mall	88.1%	88.1%	N/A	N/A	N/A	N/A
Wyoming Valley Mall	96.6%	90.4%	-1.3%	-3.7%	97.9%	94.1%

Enclosed Malls weighted average	91.3%	87.0%	-0.2%	-0.3%	91.5%	87.3%

Consolidated Properties	91.1%	86.5%	-0.4%	-0.8%	91.5%	87.3%
Partnership Properties	96.8%	95.9%	5.3%	8.2%	91.5%	87.7%

PRI-managed	91.2%	86.7%	-0.3%	-0.6%	91.5%	87.3%
Non PRI-managed	97.2%	95.8%	5.7%	8.1%	91.5%	87.7%

Same Properties	91.1%	86.5%	-0.4%	-0.8%	91.5%	87.3%
New	94.5%	92.0%	N/A	N/A	N/A	N/A

Continuing Operations	91.8%	87.6%	-0.2%	-0.3%	92.0%	87.9%
Discontinued Operations	75.0%	66.2%	-1.5%	-3.1%	76.5%	69.3%

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (December 31, 2005)

Enclosed Malls

(Includes Non-Anchor Owned Space)

	% of Current Quarter Mall NOI	December 31, 2005					% Change					December 31, 2004
		Avg Base Rent psf (1)	Avg % Rent psf (1)	Additional Charges psf	Avg Comp Sales psf	Occup. Cost Ratio	Avg Base Rent psf (1)	Avg % Rent psf	Additional Charges psf	Avg Comp Sales psf	Occup. Cost Ratio	Avg Base Rent psf (1)	Avg % Rent psf (1)	Additional Charges psf	Avg Comp Sales psf	Occup. Cost Ratio
Sales per square foot above $400
Lehigh Valley Mall		$29.73	$0.35	$9.97	$468	8.56%	-5.5%	-41.7%	2.8%	4.4%	-0.8%	$31.47	$0.60	$9.69	$448	9.32%
Patrick Henry Mall		32.26	2.07	13.33	455	10.48%	2.6%	-13.0%	21.0%	3.2%	0.3%	31.43	2.38	11.02	441	10.17%
Cherry Hill Mall		38.92	1.05	18.73	444	13.22%	7.2%	8.1%	5.4%	2.3%	0.5%	36.32	0.97	17.76	434	12.69%
The Gallery at Market East II		29.69	1.34	5.98	440	8.41%	-0.8%	-21.1%	62.8%	4.5%	0.0%	29.92	1.71	3.68	421	8.39%
Willow Grove Park		40.15	0.16	19.36	416	14.34%	4.4%	9.8%	0.2%	1.7%	0.2%	38.44	0.15	19.31	409	14.16%

Weighted Average	22.1%	$34.85	$0.88	$14.50	$444	11.31%	1.9%	-10.8%	5.6%	3.0%	0.0%	$34.20	$0.99	$13.73	$432	11.34%

Sales per square foot between $350 - $400
The Mall at Prince Georges		$27.31	$1.84	$13.77	$392	10.95%	9.9%	14.8%	4.7%	5.1%	0.3%	$24.86	$1.60	$13.15	$373	10.62%
Moorestown Mall		25.01	0.87	13.58	388	10.17%	0.5%	-12.8%	-1.9%	4.9%	-0.6%	24.89	1.00	13.84	370	10.74%
Dartmouth Mall		21.09	1.31	7.42	386	7.73%	1.8%	-10.4%	7.6%	-5.2%	0.6%	20.72	1.47	6.90	407	7.15%
Jacksonville Mall		24.25	1.88	5.84	385	8.31%	10.1%	28.1%	7.7%	6.4%	0.3%	22.02	1.47	5.43	362	7.99%
Exton Square Mall		36.69	0.61	14.91	358	14.59%	2.7%	-11.2%	2.8%	-4.5%	1.0%	35.72	0.69	14.51	375	13.58%

Weighted Average	19.3%	$24.54	$1.37	$11.59	$389	9.64%	-17.0%	41.8%	-15.1%	4.7%	-2.3%	$29.59	$0.97	$13.66	$372	11.89%

Sales per square foot between $300 - $350
Viewmont Mall		$24.14	$1.15	$7.58	$342	9.61%	4.6%	-33.6%	2.7%	0.6%	0.1%	$23.08	$1.73	$7.38	$340	9.47%
The Gallery at Market East I		35.56	0.41	9.00	339	13.27%	6.0%	0.0%	-6.0%	-1.2%	0.6%	33.55	0.41	9.57	343	12.69%
Capital City		26.00	1.11	7.29	336	10.24%	15.8%	19.9%	9.3%	-3.7%	1.6%	22.44	0.93	6.66	349	8.60%
Valley Mall		18.74	1.38	5.07	331	7.61%	1.3%	32.8%	3.5%	1.8%	0.1%	18.50	1.04	4.89	325	7.52%
Wyoming Valley Mall		23.19	0.62	7.64	330	9.53%	-2.2%	6.7%	3.3%	1.2%	-0.2%	23.70	0.58	7.39	326	9.72%
Valley View Mall		23.72	0.87	11.39	321	11.21%	4.0%	34.2%	-14.7%	3.9%	-0.7%	22.81	0.65	13.34	309	11.91%
Cumberland Mall		16.87	0.85	6.91	319	7.72%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Palmer Park Mall		22.74	1.04	8.23	307	10.43%	1.1%	-19.2%	-9.9%	-9.7%	0.7%	22.49	1.29	9.14	340	9.68%
Logan Valley Mall		22.19	1.61	10.30	304	11.22%	7.0%	1.8%	34.4%	-0.3%	1.4%	20.73	1.59	7.67	305	9.83%
Orlando Fashion Square		27.32	0.12	10.36	303	12.47%	-0.5%	-23.6%	-28.1%	2.0%	-1.7%	27.45	0.16	14.40	297	14.14%

Weighted Average	27.1%	$24.33	$0.93	$8.45	$322	10.45%	6.9%	-10.2%	7.5%	-1.6%	0.8%	$22.76	$1.04	$7.86	$328	9.66%

Sales per square foot under $300
Magnolia Mall		$24.96	$0.37	$8.22	$297	11.30%	0.5%	-3.9%	-13.9%	-3.3%	0.0%	$24.83	$0.39	$9.54	$307	11.32%
Francis Scott Key Mall		22.66	0.60	7.09	291	10.43%	8.1%	24.3%	4.2%	4.3%	0.3%	20.96	0.49	6.80	279	10.12%
Wiregrass Commons		22.34	1.08	6.99	286	10.64%	4.9%	28.0%	1.5%	6.3%	-0.2%	21.29	0.85	6.89	269	10.79%
Phillipsburg Mall		24.32	0.72	9.11	283	12.07%	9.6%	-6.5%	-1.9%	-2.1%	0.9%	22.19	0.78	9.28	289	11.16%
North Hanover Mall		20.43	3.34	6.56	277	10.95%	7.4%	214.4%	9.1%	5.7%	1.0%	19.02	1.06	6.01	262	9.96%
New River Valley Mall		19.67	1.10	3.28	274	8.78%	-0.9%	66.1%	-24.0%	10.0%	-1.2%	19.85	0.66	4.32	249	9.97%
South Mall		16.65	0.31	4.57	273	7.89%	11.3%	-10.0%	27.7%	1.1%	0.9%	14.96	0.35	3.58	270	7.00%
Crossroads Mall		17.12	0.90	5.39	265	8.83%	3.3%	6.6%	-5.3%	3.1%	-0.2%	16.56	0.84	5.69	257	8.99%
Nittany Mall		21.11	1.26	7.84	258	11.71%	2.6%	53.5%	15.6%	2.0%	0.6%	20.56	0.82	6.78	253	11.13%
Washington Crown Center		17.31	0.36	4.42	257	8.60%	5.2%	133.8%	-6.2%	4.5%	-0.1%	16.46	0.16	4.71	246	8.67%
Chambersburg Mall		19.57	0.22	5.18	245	10.19%	2.4%	46.9%	9.1%	-1.6%	0.6%	19.11	0.15	4.75	249	9.64%
Gadsden Mall		20.23	0.15	8.08	243	11.72%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Plymouth Meeting		21.72	0.00	7.64	243	12.08%	13.0%	-100.0%	-3.4%	-4.3%	1.3%	19.21	0.28	7.91	254	10.79%
Uniontown Mall		16.13	0.84	5.74	243	9.34%	8.6%	-21.4%	62.2%	-1.6%	1.5%	14.85	1.07	3.54	247	7.88%
Lycoming Mall		15.83	0.91	5.21	238	9.22%	5.7%	-3.3%	1.9%	-8.1%	1.1%	14.98	0.95	5.11	259	8.12%
Beaver Valley Mall		16.57	0.50	6.07	234	9.89%	1.4%	-8.0%	-5.9%	-3.3%	0.2%	16.33	0.54	6.45	242	9.64%
Echelon Mall		20.49	0.17	6.44	198	13.69%	-9.5%	849.3%	-31.8%	-8.8%	-1.1%	22.64	0.02	9.45	217	14.80%
Schuylkill Mall		11.19	0.01	2.76	189	7.39%	7.3%	-94.1%	-13.7%	-10.8%	0.9%	10.43	0.23	3.20	212	6.54%

Weighted Average	31.4%	$19.18	$0.65	$6.09	$255	10.16%	0.9%	28.2%	-10.8%	-1.8%	0.0%	$19.00	$0.51	$6.83	$260	10.14%

Does not include
Springfield Mall		$33.21	$0.57	$13.79	$361	13.18%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Woodland Mall		$42.42	$0.10	$24.22	$360	18.54%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Enclosed Malls weighted average		$25.01	$0.82	$9.57	$329	10.78%	6.2%	-0.3%	7.3%	0.8%	0.6%	$23.54	$0.82	$8.92	$326	10.21%

Consolidated Properties		$24.62	$0.84	$9.46	$322	10.84%	6.2%	1.7%	6.5%	0.4%	0.6%	$23.17	$0.83	$8.88	$321	10.25%
Partnership Properties		$30.88	$0.42	$11.22	$422	10.08%	-1.9%	-29.7%	15.8%	-5.9%	0.8%	$31.47	$0.60	$9.69	$448	9.32%

PRI-managed		$24.80	$0.84	$9.56	$323	10.89%	7.0%	1.0%	7.6%	0.8%	0.6%	$23.17	$0.83	$8.88	$321	10.25%
Non PRI-managed		$29.73	$0.35	$9.97	$468	8.56%	-5.5%	-41.7%	2.8%	4.4%	-0.8%	$31.47	$0.60	$9.69	$448	9.32%

Same Properties		$24.56	$0.86	$9.05	$328	10.50%	4.3%	5.2%	1.4%	0.7%	0.3%	$23.54	$0.82	$8.92	$326	10.21%
New		$28.79	$0.44	$13.99	$330	13.11%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Continuing Operations		$24.87	$0.88	$9.20	$331	10.57%	4.2%	5.7%	1.5%	0.9%	0.3%	$23.86	$0.83	$9.06	$328	10.30%
Discontinued Operations		$11.19	$0.01	$2.76	$189	7.39%	7.3%	-94.1%	-13.7%	-10.8%	0.9%	$10.43	$0.23	$3.20	$212	6.54%

(1)	Base rent is actual for the fourth quarter 2005. Additional charges and % rent are estimates for 2005.

(2)	Average comparable sales for December 31, 2004 are actual.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (December 31, 2005)

Power Centers

(Includes Non-Anchor Owned Space)

	December 31, 2005			% Change			December 31, 2004
	Avg Base Rent psf (1)	Avg % Rent psf (1)	Additional Charges psf	Avg Base Rent psf	Avg % Rent psf	Additional Charges psf	Avg Base Rent psf	Avg % Rent psf (1)	Additional Charges psf
Christiana Power Center	$21.60	$—	$2.15	5.2%	N/A	7.7%	$20.52	$—	$1.99
Creekview Shopping Center	15.67	—	3.24	9.1%	N/A	23.9%	14.37	—	2.62
Metroplex Shopping Center	19.75	—	3.65	10.4%	N/A	1.9%	17.88	—	3.58
Northeast Tower Center	15.16	—	3.10	4.3%	N/A	-6.3%	14.53	—	3.31
Paxton Towne Center	17.62	—	2.73	9.3%	N/A	2.4%	16.12	—	2.67
Red Rose Commons	14.69	0.04	2.85	6.0%	-56.6%	14.3%	13.86	0.09	2.50
The Court at Oxford Valley	16.26	—	3.42	5.8%	N/A	13.6%	15.37	—	3.01
Whitehall Mall	9.72	0.38	3.15	-9.1%	41.9%	-1.2%	10.69	0.27	3.18

Power Centers weighted average	$16.28	$0.06	$3.14	5.4%	25.7%	6.0%	$15.44	$0.05	$2.97

Consolidated Properties	$17.25	$—	$2.83	6.7%	N/A	5.8%	$16.17	$—	$2.68
Partnership Properties	$15.74	$0.09	$3.32	4.7%	26.2%	6.1%	$15.04	$0.07	$3.13

PRI-managed	$17.25	$—	$2.83	6.7%	N/A	5.8%	$16.17	$—	$2.68
Non PRI-managed	$15.74	$0.09	$3.32	4.7%	26.2%	6.1%	$15.04	$0.07	$3.13

Same Properties	$16.28	$0.06	$3.14	5.4%	25.7%	6.0%	$15.44	$0.05	$2.97

(1)	Base rent is actual for the fourth quarter 2005. Additional charges and % rent are estimates for 2005.

	Occupancy

	December 31, 2005		Change in % Occupancy		December 31, 2004
	Total w/Anchor % Leased	In-Line only (Non- Anchor) % Leased	Total w/Anchor % Leased	In-Line only (Non- Anchor) % Leased	Total w/Anchor % Leased	In-Line only (Non- Anchor) % Leased

Christiana Power Center	100.0%	100.0%	0.0%	0.0%	100.0%	100.0%
Creekview Shopping Center	100.0%	100.0%	0.0%	0.0%	100.0%	100.0%
Metroplex Shopping Center	100.0%	100.0%	0.0%	0.0%	100.0%	100.0%
Northeast Tower Center	96.6%	94.4%	6.9%	19.0%	89.7%	75.4%
Paxton Towne Center	90.0%	84.9%	-2.0%	-3.1%	92.1%	87.9%
Red Rose Commons	99.2%	99.2%	0.0%	0.0%	99.2%	99.2%
The Court at Oxford Valley	100.0%	100.0%	0.0%	0.0%	100.0%	100.0%
Whitehall Mall	98.6%	97.0%	1.2%	3.0%	97.4%	94.0%

Power Centers weighted average	97.8%	96.7%	1.0%	1.7%	96.8%	95.0%

Consolidated Properties	95.4%	92.5%	1.5%	3.6%	93.9%	88.9%
Partnership Properties	99.4%	99.2%	0.4%	0.5%	99.1%	98.6%

PRI-managed	95.4%	92.5%	1.5%	3.6%	93.9%	88.9%
Non PRI-managed	99.4%	99.2%	0.4%	0.5%	99.1%	98.6%

Same Properties	97.8%	96.7%	1.0%	1.7%	96.8%	95.0%

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (December 31, 2005)

Strip Centers

(Includes Non-Anchor Owned Space)

	December 31, 2005		% Change		December 31, 2004
	Avg Base Rent psf (1)	Additional Charges psf	Avg Base Rent psf	Additional Charges psf	Avg Base Rent psf	Additional Charges psf
Crest Plaza Shopping Center	$18.26	$2.41	14.2%	28.1%	$16.00	$1.89
South Blanding Village	9.92	2.10	5.7%	-9.6%	9.38	2.32
Springfield Park I & II	19.87	3.27	12.2%	-31.8%	17.71	4.79
The Commons at Magnolia	13.69	1.76	3.9%	-5.6%	13.18	1.87

Strip Centers weighted average	$15.64	$2.30	9.2%	-7.7%	$14.32	$2.49

Consolidated Properties	$14.82	$2.11	9.3%	7.1%	$13.56	$1.97
Partnership Properties	$19.87	$3.27	12.2%	-31.8%	$17.71	$4.79

PRI-managed	$15.64	$2.30	9.2%	-7.7%	$14.32	$2.49
Non PRI-managed	N/A	N/A	N/A	N/A	N/A	N/A

Same Properties	$15.64	$2.30	9.2%	-7.7%	$14.32	$2.49

(1) Base rent is actual for the fourth quarter 2005. Additional charges and % rent are estimates for 2005.

	Occupancy

	December 31, 2005		Change in % Occupancy		December 31, 2004
	Total w/ Anchor % Leased	In-Line only (Non- Anchor) % Leased	Total w/ Anchor % Leased	In-Line only (Non- Anchor) % Leased	Total w/ Anchor % Leased	In-Line only (Non- Anchor) % Leased
Crest Plaza Shopping Center	100.0%	100.0%	1.9%	3.6%	98.1%	96.4%
South Blanding Village	97.9%	93.3%	1.1%	3.7%	96.8%	89.6%
Springfield Park I & II	87.8%	64.3%	-3.1%	-9.1%	90.9%	73.5%
The Commons at Magnolia	100.0%	100.0%	0.0%	0.0%	100.0%	100.0%

Strip Centers weighted average	96.1%	90.7%	-0.1%	-0.3%	96.2%	91.0%

Consolidated Properties	99.3%	98.5%	1.0%	2.3%	98.3%	96.2%
Partnership Properties	87.8%	64.3%	-3.1%	-9.1%	90.9%	73.5%

PRI-managed	96.1%	90.7%	-0.1%	-0.3%	96.2%	91.0%

Same Properties	96.1%	90.7%	-0.1%	-0.3%	96.2%	91.0%

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (December 31, 2005)

BALANCE SHEET-RECONCILIATION TO GAAP

(Proportionate consolidation method to GAAP)

	December 31, 2005					December 31, 2004
	Proportionate Consolidated Total(1)	Adjustments to Equity Method	Subtotal	Assets Held for Sale	GAAP Total	Proportionate Consolidated Total(1)	Adjustments to Equity Method	Subtotal	Assets Held for Sale	GAAP Total
ASSETS
Investments in real estate, at cost
Retail properties	$2,985,143,679	$(169,300,611)	$2,815,843,068	$(8,267,586)	$2,807,575,482	$2,649,708,369	$(131,343,981)	$2,518,364,388	$(8,108,066)	$2,510,256,322
Office/industrial properties	1,504,307	—	1,504,307	(1,504,307)	—	2,504,211	—	2,504,211	—	2,504,211
Land held for development	5,615,744	—	5,615,744	—	5,615,744	9,862,704	—	9,862,704	—	9,862,704
Construction in progress	57,588,642	(2,220,602)	55,368,040	—	55,368,040	13,494,757	(2,542,307)	10,952,450	—	10,952,450

TOTAL INVESTMENTS IN REAL ESTATE	3,049,852,372	(171,521,213)	2,878,331,159	(9,771,893)	2,868,559,266	2,675,570,041	(133,886,288)	2,541,683,753	(8,108,066)	2,533,575,687
Accumulated depreciation	(253,247,257)	32,459,101	(220,788,156)	—	(220,788,156)	(184,908,972)	34,023,363	(150,885,609)	—	(150,885,609)

Net real estate	2,796,605,115	(139,062,112)	2,657,543,003	(9,771,893)	2,647,771,110	2,490,661,069	(99,862,925)	2,390,798,144	(8,108,066)	2,382,690,078

Investments in and advances to partnerships	—	41,536,342	41,536,342	—	41,536,342	—	27,243,862	27,243,862	—	27,243,862

	2,796,605,115	(97,525,770)	2,699,079,345	(9,771,893)	2,689,307,452	2,490,661,069	(72,619,063)	2,418,042,006	(8,108,066)	2,409,933,940

Other assets:
Cash and cash equivalents	25,828,011	(4,186,114)	21,641,897	—	21,641,897	45,949,300	(5,609,103)	40,340,197	—	40,340,197
Rents and other receivables	57,898,435	(11,406,791)	46,491,644	—	46,491,644	43,305,448	(11,328,239)	31,977,209	—	31,977,209
Other assets held for sale	7,948,349	—	7,948,349	9,771,893	17,720,242	6,837,914	—	6,837,914	8,108,066	14,945,980
Intangible assets	173,594,395	—	173,594,395	—	173,594,395	171,849,678	—	171,849,678	—	171,849,678
Deferred costs, prepaid taxes & exp. & other assets	81,942,422	(12,151,373)	69,791,049	—	69,791,049	69,906,200	(7,550,567)	62,355,633	—	62,355,633

TOTAL OTHER ASSETS	347,211,612	(27,744,278)	319,467,334	9,771,893	329,239,227	337,848,540	(24,487,909)	313,360,631	8,108,066	321,468,697

TOTAL ASSETS	3,143,816,727	(125,270,048)	3,018,546,679	—	3,018,546,679	2,828,509,609	(97,106,972)	2,731,402,637	—	2,731,402,637

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Mortgage notes payable	1,483,679,692	(134,500,192)	1,349,179,500	(17,113,872)	1,332,065,628	1,269,992,376	(107,513,205)	1,162,479,171	(17,399,761)	1,145,079,410
Mortgage debt premium	40,065,708	—	40,065,708	—	40,065,708	56,134,624	—	56,134,624	—	56,134,624
Bank loans payable	342,500,000	—	342,500,000	—	342,500,000	271,000,000	—	271,000,000	—	271,000,000
Notes payable	94,400,000	—	94,400,000	—	94,400,000	—	—	—	—	—
Liabilities related to assets held for sale	1,118,865	—	1,118,865	17,113,872	18,232,737	1,156,442	—	1,156,442	17,399,761	18,556,203
Other liabilities	86,856,501	9,230,144	96,086,645	—	96,086,645	93,791,248	10,406,233	104,197,481	—	104,197,481

TOTAL LIABILITIES	2,048,620,766	(125,270,048)	1,923,350,718	—	1,923,350,718	1,692,074,690	(97,106,972)	1,594,967,718	—	1,594,967,718

Minority interest	118,320,249	—	118,320,249	—	118,320,249	131,968,917	—	131,968,917	—	131,968,917

Shareholders’ equity:
Shares of beneficial interest at $1 par	36,520,715	—	36,520,715	—	36,520,715	36,272,160	—	36,272,160	—	36,272,160
Preferred shares at $0.01 par	24,750	—	24,750	—	24,750	24,750	—	24,750	—	24,750
Capital contributed in excess of par	912,798,152	—	912,798,152	—	912,798,152	899,506,128	—	899,506,128	—	899,506,128
Restricted stock	(13,359,486)	—	(13,359,486)	—	(13,359,486)	(7,736,812)	—	(7,736,812)	—	(7,736,812)
Accumulated other comprehensive income (loss)	4,376,594	—	4,376,594	—	4,376,594	(1,821,457)	—	(1,821,457)	—	(1,821,457)
Retained earnings	36,514,987	—	36,514,987	—	36,514,987	78,221,233	—	78,221,233	—	78,221,233

TOTAL SHAREHOLDERS’ EQUITY	976,875,712	—	976,875,712	—	976,875,712	1,004,466,002	—	1,004,466,002	—	1,004,466,002

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$3,143,816,727	$(125,270,048)	$3,018,546,679	$—	$3,018,546,679	$2,828,509,609	$(97,106,972)	$2,731,402,637	$—	$2,731,402,637

(1)	Includes PREIT’s proportionate share of partnership investments “grossed up” to reflect the Company’s share of the Total Assets and Liabilities of the underlying properties. The Company calculates the “gross up” by applying its percentage ownership interest to the historical financial statements of its equity method investments.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (December 31, 2005)

INCOME STATEMENT-RECONCILIATION TO GAAP (1)

QUARTERLY COMPARISON

(Proportionate consolidation method to GAAP)

	Three months ended December 31, 2005						Three months ended December 31, 2004
	Proportionate Consolidated Total	Adjustments to Equity Method	Subtotal	Assets Held for Sale	GAAP Total	TOTAL % CHANGE	Proportionate Consolidated Total	Adjustments to Equity Method	Subtotal	Assets Held for Sale	GAAP Total
Real estate revenues:
Base rents	$78,841,861	$(5,554,193)	$73,287,668	$(1,214,117)	$72,073,551	5.7%	$75,105,768	$(5,380,110)	$69,725,658	$(1,530,582)	$68,195,076
Straight line rent	1,167,582	(84,464)	1,083,118	(13,125)	1,069,993	-18.6%	1,374,760	(62,109)	1,312,651	2,519	1,315,170
Percentage rents	4,608,715	(150,590)	4,458,125	26,605	4,484,730	-4.5%	4,745,172	(126,665)	4,618,507	78,122	4,696,629
Expense reimbursements	34,085,626	(1,975,439)	32,110,187	(726,389)	31,383,798	13.7%	29,657,330	(1,723,062)	27,934,268	(342,782)	27,591,486
Lease termination revenue	551,452	35,846	587,298	—	587,298	-53.1%	1,252,868	—	1,252,868	—	1,252,868
Other real estate revenues	7,849,449	(304,459)	7,544,990	(116,422)	7,428,568	9.1%	7,257,712	(258,452)	6,999,260	(192,499)	6,806,761

TOTAL REAL ESTATE REVENUES	127,104,685	(8,033,299)	119,071,386	(2,043,448)	117,027,938	6.5%	119,393,610	(7,550,398)	111,843,212	(1,985,222)	109,857,990

Property Operating Expenses:
CAM and real estate taxes	(31,780,093)	1,316,789	(30,463,304)	619,922	(29,843,382)	17.1%	(27,873,049)	1,657,812	(26,215,237)	739,353	(25,475,884)
Utilities	(5,827,525)	(48,974)	(5,876,499)	252,961	(5,623,538)	27.0%	(4,490,966)	(139,784)	(4,630,750)	203,645	(4,427,105)
Other property operating expenses	(10,919,681)	1,290,936	(9,628,745)	127,136	(9,501,609)	10.3%	(9,400,536)	692,592	(8,707,944)	93,242	(8,614,702)

TOTAL PROPERTY OPERATING EXPENSES	(48,527,299)	2,558,751	(45,968,548)	1,000,019	(44,968,529)	16.7%	(41,764,551)	2,210,620	(39,553,931)	1,036,240	(38,517,691)

NET OPERATING INCOME	78,577,386	(5,474,548)	73,102,838	(1,043,429)	72,059,409	1.0%	77,629,059	(5,339,778)	72,289,281	(948,982)	71,340,299
Management company revenue	1,912,627	—	1,912,627	—	1,912,627	-18.0%	2,331,728	—	2,331,728	—	2,331,728
Interest and other income	310,511	—	310,511	—	310,511	92.5%	161,323	—	161,323	—	161,323
Other:
General and administrative	(8,890,316)	—	(8,890,316)	—	(8,890,316)	-13.2%	(10,241,548)	—	(10,241,548)	—	(10,241,548)
Income taxes	(78,162)	—	(78,162)	—	(78,162)	N/A	—	—	—	—	—

Earnings before interest, taxes, depreciation and amortization (EBITDA)	71,832,046	(5,474,548)	66,357,498	(1,043,429)	65,314,069	2.7%	69,880,562	(5,339,778)	64,540,784	(948,982)	63,591,802

Interest expense (2)	(23,357,552)	2,130,646	(21,226,906)	310,177	(20,916,729)	13.3%	(20,854,458)	2,083,405	(18,771,053)	315,357	(18,455,696)
Depreciation and amortization	(30,407,151)	1,295,366	(29,111,785)	63,859	(29,047,926)	17.6%	(27,394,242)	2,558,956	(24,835,286)	126,026	(24,709,260)

OTHER EXPENSES	(53,764,703)	3,426,012	(50,338,691)	374,036	(49,964,655)	15.8%	(48,248,700)	4,642,361	(43,606,339)	441,383	(43,164,956)

Equity in the income of partnerships	—	2,048,536	2,048,536	—	2,048,536	193.7%	—	697,417	697,417	—	697,417

Gains on sales of interests in real estate	1,389,919	—	1,389,919	—	1,389,919	-3188.6%	(45,001)	—	(45,001)	—	(45,001)

Income before minority interest	19,457,262	—	19,457,262	(669,393)	18,787,869	-10.9%	21,586,861	—	21,586,861	(507,599)	21,079,262
Minority interest	(2,102,269)	—	(2,102,269)	—	(2,102,269)	-17.0%	(2,533,010)	—	(2,533,010)	—	(2,533,010)

Income from operations	17,354,993	—	17,354,993	(669,393)	16,685,600	-10.0%	19,053,851	—	19,053,851	(507,599)	18,546,252

Discontinued operations:
Income from discontinued operations	—	—	—	669,393	669,393	31.5%	—	—	—	508,882	508,882
Minority interest	(338,406)	—	(338,406)	—	(338,406)	-409.4%	110,648	—	110,648	(1,283)	109,365
Gains on sales of real estate	2,422,136	—	2,422,136	—	2,422,136	N/A	—	—	—	—	—

TOTAL DISCONTINUED OPERATIONS	2,083,730	—	2,083,730	669,393	2,753,123	345.3%	110,648	—	110,648	507,599	618,247

NET INCOME	$19,438,723	$—	$19,438,723	$—	$19,438,723	1.4%	$19,164,499	$—	$19,164,499	$—	$19,164,499

(1)	Includes PREIT’s proportionate share of partnership investments “grossed up” to reflect the Trust’s share of the total revenues and expenses of the underlying properties. The Company calculates the “gross up” by applying its percentage ownership interest to the historical financial statements of its equity method investments.

(2)	Capitalized interest expense of $1,108,000 is not included in the quarter ended 12/31/05 and $379,000 is not included in the quarter ended 12/31/04.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (December 31, 2005)

INCOME STATEMENT-RECONCILIATION TO GAAP (1)

ANNUAL COMPARISON

(Proportionate consolidation method to GAAP)

	Twelve months ended December 31, 2005						Twelve months ended December 31, 2004
	Proportionate Consolidated Total	Adjustments to Equity Method	Subtotal	Assets Held for Sale	GAAP Total	TOTAL % CHANGE	Proportionate Consolidated Total	Adjustments to Equity Method	Subtotal	Assets Held for Sale	GAAP Total
Real estate revenues:
Base rents	$293,525,801	$(20,780,246)	$272,745,555	$(5,007,022)	$267,738,533	7.8%	$286,789,390	$(21,001,930)	$265,787,460	$(17,309,529)	$248,477,931
Straight line rent	4,374,178	(108,101)	4,266,077	(22,306)	4,243,771	-13.9%	5,211,964	(113,878)	5,098,086	(167,192)	4,930,894
Percentage rents	10,678,811	(246,607)	10,432,204	(20,892)	10,411,312	5.9%	10,466,743	(314,402)	10,152,341	(324,845)	9,827,496
Expense reimbursements	132,869,783	(6,700,686)	126,169,097	(2,330,856)	123,838,241	9.0%	127,250,871	(6,365,863)	120,885,008	(7,315,293)	113,569,715
Lease termination revenue	3,297,558	(512,483)	2,785,075	(932,986)	1,852,089	-52.9%	3,953,471	—	3,953,471	(22,410)	3,931,061
Other real estate revenues	17,645,038	(705,146)	16,939,892	(368,487)	16,571,405	10.3%	16,844,326	(697,021)	16,147,305	(1,121,938)	15,025,367

TOTAL REAL ESTATE REVENUES	462,391,169	(29,053,269)	433,337,900	(8,682,549)	424,655,351	7.3%	450,516,765	(28,493,094)	422,023,671	(26,261,207)	395,762,464

Property Operating Expenses:
CAM and real estate taxes	(121,974,204)	5,830,058	(116,144,146)	2,463,100	(113,681,046)	14.2%	(115,302,233)	5,991,981	(109,310,252)	9,803,065	(99,507,187)
Utilities	(23,747,772)	268,631	(23,479,141)	1,060,015	(22,419,126)	12.8%	(22,771,227)	460,944	(22,310,283)	2,436,732	(19,873,551)
Other property operating expenses	(29,257,106)	2,732,307	(26,524,799)	488,293	(26,036,506)	4.8%	(29,268,616)	2,336,235	(26,932,381)	2,090,923	(24,841,458)

TOTAL PROPERTY OPERATING EXPENSES	(174,979,082)	8,830,996	(166,148,086)	4,011,408	(162,136,678)	12.4%	(167,342,076)	8,789,160	(158,552,916)	14,330,720	(144,222,196)
NET OPERATING INCOME	287,412,087	(20,222,273)	267,189,814	(4,671,141)	262,518,673	4.4%	283,174,689	(19,703,934)	263,470,755	(11,930,487)	251,540,268
Management company revenue	3,956,046	—	3,956,046	—	3,956,046	-25.0%	5,276,556	—	5,276,556	—	5,276,556
Interest and other income	1,047,632	—	1,047,632	—	1,047,632	2.0%	1,027,016	—	1,027,016	—	1,027,016
Other:
General and administrative	(36,723,338)	—	(36,723,338)	—	(36,723,338)	-14.7%	(43,032,865)	—	(43,032,865)	—	(43,032,865)
Income taxes	(597,141)	—	(597,141)	—	(597,141)	N/A	—	—	—	—	—

Earnings before interest, taxes, depreciation and amortization (EBITDA)	255,095,286	(20,222,273)	234,873,013	(4,671,141)	230,201,872	7.2%	246,445,396	(19,703,934)	226,741,462	(11,930,487)	214,810,975
Interest expense (2)	(91,313,447)	8,165,858	(83,147,589)	1,240,708	(81,906,881)	13.3%	(83,551,894)	8,316,640	(75,235,254)	2,921,455	(72,313,799)
Depreciation and amortization	(115,017,787)	4,581,995	(110,435,792)	433,301	(110,002,491)	13.6%	(103,092,002)	5,780,885	(97,311,117)	502,361	(96,808,756)

OTHER EXPENSES	(206,331,234)	12,747,853	(193,583,381)	1,674,009	(191,909,372)	13.5%	(186,643,896)	14,097,525	(172,546,371)	3,423,816	(169,122,555)

Equity in the income of partnerships	—	7,474,420	7,474,420	—	7,474,420	33.3%	—	5,606,409	5,606,409	—	5,606,409

Gains on sales of interests in real estate	10,110,501	—	10,110,501	—	10,110,501	581.2%	1,484,182	—	1,484,182	—	1,484,182

Income before minority interest	58,874,553	—	58,874,553	(2,997,132)	55,877,421	5.9%	61,285,682	—	61,285,682	(8,506,671)	52,779,011
Minority interest	(6,383,882)	—	(6,383,882)	—	(6,383,882)	1.7%	(6,276,320)	—	(6,276,320)	—	(6,276,320)

Income from operations	52,490,671	—	52,490,671	(2,997,132)	49,493,539	6.4%	55,009,362	—	55,009,362	(8,506,671)	46,502,691

Discontinued Operations:
Income from Discontinued Operations	—	—	—	2,997,099	2,997,099	-64.8%	—	—	—	8,506,671	8,506,671
Minority interest	(1,020,046)	—	(1,020,046)	33	(1,020,013)	51.8%	(671,753)	—	(671,753)	—	(671,753)
Gains on Disposition of Discontinued Operations	6,158,550	—	6,158,550	—	6,158,550	N/A	(550,000)	—	(550,000)	—	(550,000)

TOTAL DISCONTINUED OPERATIONS	5,138,504	—	5,138,504	2,997,132	8,135,636	11.7%	(1,221,753)	—	(1,221,753)	8,506,671	7,284,918

NET INCOME	$57,629,175	$—	$57,629,175	$—	$57,629,175	7.1%	$53,787,609	$—	$53,787,609	$—	$53,787,609

(1)	Includes PREIT’s proportionate share of investments “grossed up” to reflect the Trust’s share of the total revenues and expenses of the underlying properties. The Company calculates the “gross up” by applying its percentage ownership interest to the historical financial statements of its equity method investments.

(2)	Capitalized interest expense of $2,798,000 is not included in the year ended 12/31/05 and $1,418,000 is not included in the year ended 12/31/04.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (December 31, 2005)

Definitions

Funds From Operations (FFO)

The National Association of Real Estate Investment Trusts (“NAREIT”) defines Funds From Operations (“FFO”) which is a non-GAAP measure, as income before gains (losses) on sales of operating property and extraordinary items (computed in accordance with GAAP); plus real estate depreciation; plus or minus adjustments for unconsolidated partnership to reflect funds from operations on the same basis. FFO is a commonly used measure of operating performance and profitability in the REIT industry, and we use FFO as a supplemental non-GAAP measure to compare our company’s performance to that of our industry peers. In addition, we use FFO as a performance measure for determining bonus amounts earned under certain of our performance-based executive compensation programs. The Company computes FFO in accordance with standards established by NAREIT, which may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition, or that interpret the current NAREIT definition differently than the Company.

FFO does not include gains (losses) on operating real estate assets, which are included in the determination of net income in accordance with GAAP. Accordingly, FFO is not a comprehensive measure of our operating cash flows. In addition, since FFO does not include depreciation on real estate assets, FFO may not be a useful performance measure when comparing our operating performance to that of other non-real estate commercial enterprises. We compensate for these limitations by using FFO in conjunction with other GAAP financial performance measures, such as net income and net cash provided by operating activities, and other non-GAAP financial performance measures such as net operating income. FFO does not represent cash generated from operating activities in accordance with GAAP and should not be considered to be an alternative to net income (determined in accordance with GAAP) as an indication of the Company’s financial performance or to be an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of the Company’s liquidity, nor is it indicative of funds available for the Company’s cash needs, including its ability to make cash distributions.

The Company believes that net income is the most directly comparable GAAP measurement to FFO. The Company believes that FFO is helpful to management and investors as a measure of operating performance because it excludes various items included in net income that do not relate to or are not indicative of operating performance, such as various non-recurring items that are considered extraordinary under GAAP, gains on sales of real estate and depreciation and amortization of real estate.

Net Operating Income (NOI)

Net operating income (“NOI”), which is a non-GAAP measure, is derived from revenues (determined in accordance with GAAP) minus property operating expenses (determined in accordance with GAAP). Net operating income is a non-GAAP measure. It does not represent cash generated from operating activities in accordance with GAAP and should not be considered to be an alternative to net income (determined in accordance with GAAP) as an indication of the Company’s financial performance or to be an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of the Company’s liquidity; nor is it indicative of funds available for the Company’s cash needs, including its ability to make cash distributions. The Company believes that net income is the most directly comparable GAAP measurement to net operating income.

The Company believes that net operating income is helpful to management and investors as a measure of operating performance because it is an indicator of the return on property investment, and provides a method of comparing property performance over time. Net operating income excludes general and administrative expenses, management company revenues, interest income, interest expense, depreciation and amortization, income from discontinued operations and gains on sales of interests in real estate.

Funds Available for Distribution (FAD)

FAD is also referred to as Cash Available for Distributions (CAD) or adjusted FFO (AFFO). FAD refers to a computation made by analysts and investors to measure a real estate company’s cash flows generated by operations. FAD is calculated by subtracting from FFO (1) normalized recurring capital expenditures that are capitalized but necessary to maintain a REIT’s properties and (2) straight-line rents.

The Company believes that net income is the most directly comparable GAAP measurement to FAD. The Company believes FAD provides a meaningful indicator of its ability to fund cash needs and to make cash distributions to equity owners. In addition, the Company believes that to further understand its liquidity, FAD should be compared with its cash flow from operating activities determined in accordance with GAAP, as presented in its consolidated financial statements. The computation of FAD may not be comparable to FAD reported by other REITs or real estate companies and FAD does not represent cash generated from operating activities determined in accordance with GAAP, and should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance, or as an alternative to net cash flow from operating activities (determined in accordance with GAAP), as a measure of our liquidity.

Earnings before Interest, Taxes, Depreciation and Amortization (EBITDA)

Earnings before interest, taxes, depreciation and amortization. On a property level, EBITDA and NOI are equivalent; however, certain corporate revenues and expenses are added and deducted to/from NOI to derive EBITDA on a company wide basis. Specifically, management company revenues and interest income are added to NOI while corporate payroll and other General and Administrative expenses are deducted from NOI to calculate EBITDA.

The Company believes that net income is the most directly comparable GAAP measurement to EBITDA. The Company believes that EBITDA helps the Company and its investors evaluate the ongoing operating performance of its properties and facilitate comparisons with other REITs and real estate companies. These measures assist management by providing a baseline to assess property-level results, particularly as the Company acquires or sells assets. The EBITDA measures presented by the Company may not be comparable to other similarly titled measures of other companies.